SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

STREICHER MOBILE FUELING, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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STREICHER MOBILE FUELING, INC.
200 West Cypress Creek Road, Suite 400
Fort Lauderdale, Florida 33309

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on December 8, 2006

To the Shareholders of
Streicher Mobile Fueling, Inc.

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Shareholders of Streicher Mobile Fueling, Inc. (the “Company”) will be held at The Westin Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida, on December 8, 2006 beginning at 9:00 a.m. local time. At the meeting, shareholders will act on the following matters:

•	Elect seven directors to the Company’s Board of Directors to serve until the next Annual Meeting of Shareholders or until their successors are elected;

•	Approve a change of the Company’s name to SMF Energy Corporation;

•	Approve the merger of the Company with and into its wholly-owned Delaware subsidiary, SMF Energy Corporation, for the sole purpose of changing the Company’s state of domicile; and

•	Any other matters that may properly come before the meeting.

Only shareholders of record at the close of business on October 20, 2006 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. Whether you plan to attend the meeting or not, you may vote your shares by marking, signing, dating and mailing the enclosed proxy card in the envelope provided. If you attend the meeting and prefer to vote in person, you may do so even if you have already voted your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting.

By Order of the Board of Directors LOUISE P. LUNGARO Secretary
October 24, 2006
Fort Lauderdale, Florida

STREICHER MOBILE FUELING, INC.
200 West Cypress Creek Road, Suite 400
Fort Lauderdale, Florida 33309

PROXY STATEMENT

This proxy statement contains information related to the Annual Meeting of Shareholders to be held on December 8, 2006 at 9:00 a.m. local time, at The Westin Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida, or at such other time and place to which the Annual Meeting may be adjourned or postponed. The enclosed proxy is solicited by the Board of Directors of Streicher Mobile Fueling, Inc. The proxy materials relating to the Annual Meeting are being mailed to shareholders entitled to vote at the meeting on or about November 7, 2006.

ABOUT THE MEETING

Why are we calling this Annual Meeting?

We are calling the Annual Meeting to seek the approval of our shareholders to:

•	Elect seven directors to the Company’s Board of Directors to serve until the next Annual Meeting of Shareholders or until their successors are elected;

•	Approve a change of the Company’s name to SMF Energy Corporation;

•	Approve the merger of the Company with and into its wholly-owned Delaware subsidiary, SMF Energy Corporation, for the sole purpose of changing the Company’s state of domicile; and

•	Any other matters that may properly come before the meeting.

What are the Board’s recommendations?

Our Board believes that the election of the nominated directors, the name change and the merger to Delaware are advisable and in the best interests of the Company and its shareholders and recommends that you vote FOR the nominees, the name change and the merger to Delaware

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the record date, October 20, 2006, are entitled to receive notice of the Annual Meeting and to vote the shares of Common Stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Holders of our Common Stock are entitled to one vote per share on each matter to be voted upon.

As of the record date, we had 10,508,643 outstanding shares of Common Stock.

Who can attend the meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the annual meeting. Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of your proxy card delivered to you by your broker or a legal proxy given to you by your broker and check in at the registration desk at the meeting.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of our Common Stock outstanding on the record date will constitute a quorum for our meeting. Signed proxies received but not voted and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

You can vote on matters that come before the Annual Meeting by completing, dating and signing the enclosed proxy card and returning it in the enclosed postage-paid envelope.

Your shares will be voted as you indicate on your proxy card. If you vote the enclosed proxy but you do not indicate your voting preferences, and with respect to any other matter that properly comes before the meeting, the individuals named on the proxy card will vote your shares FOR the matters submitted at the meeting, or if no recommendation is given, in their own discretion.

If you attend the Annual Meeting and prefer to vote in person, you may do so even if you have already voted your shares by proxy.

What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

•	filing with the Secretary of the Company a notice of revocation;

•	sending in another duly executed proxy bearing a later date; or

•	attending the meeting and casting your vote in person.

Your latest vote will be the vote that is counted.

What vote is required to approve the items of business?

For purposes of electing directors, the nominees receiving the greatest number of votes of Common Stock shall be elected directors. Approval of the name change and the merger to Delaware requires the affirmative vote of a majority of our outstanding Common Stock and approval of any other matter that may properly come before the Annual Meeting requires the affirmative vote of the majority of our outstanding Common Stock represented in person or by proxy (unless such matter requires a greater vote under our Articles of Incorporation).

Will our independent auditors be present at the Annual Meeting?

A representative of Grant Thornton LLP, our independent auditors, is expected to be in attendance at the Annual Meeting and to be available to respond to questions.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board by mail and will pay all expenses associated therewith. Some of the officers and other employees of the Company also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

PROPOSAL TO ELECT SEVEN INDIVIDUALS TO THE BOARD OF DIRECTORS

(Proposal No. 1)

Nominees

The Board has fixed at seven the number of directors that will constitute the Board for the ensuing year. Each director elected at the Annual Meeting will serve for a term expiring at the 2007 Annual Meeting of Shareholders, or until his successor has been duly elected and qualified. Wendell R. Beard, Richard E. Gathright, Steven R. Goldberg, Nat Moore, Larry S. Mulkey, C. Rodney O’Connor and Robert S. Picow, each of whom is an incumbent director, have been nominated to be elected at the Annual Meeting by the holders of Common Stock and proxies will be voted for such persons absent contrary instructions.

Our Board has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee for a directorship is unable to accept election or if any other unforeseen contingencies should arise, it is intended that proxies will be voted for the remaining nominees and for such other person as may be designated by the Board, unless it is directed by a proxy to do otherwise.

Each of the nominees for election as a director is a current member of our Board. Mr. O’Connor has served as a director since 1999, Messrs. Beard, Gathright and Picow have served as directors since 2001, Mr. Moore has served as a director since 2006, Mr. Mulkey has served as a director since 2002, and Mr. Goldberg has served as a director since 2005.

All of the members of the Board who were serving on the date of the last Annual Meeting, December 9, 2005, attended that meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH OF THE SEVEN INDIVIDUALS TO THE
BOARD OF DIRECTORS

MANAGEMENT

Executive Officers and Directors

Our Named Executive Officers, Directors and Director Nominees as of October 20, 2006 are as follows:

The following table sets forth the names, ages and titles of the Named Executive Officers and members of the Board of Directors of the Company:

Name	Age	Position and Office

Richard E. Gathright	52	Chairman of the Board, Chief Executive Officer and President
Michael S. Shore	38	Chief Financial Officer, Senior Vice President, and Treasurer
Paul C. Vinger	36	Senior Vice President, Fleet Operations and Corporate Planning
E. W. Wayne Wetzel	59	Senior Vice President, Lubricants
Gary G. Williams	50	Senior Vice President, Commercial Operations
Wendell R. Beard	79	Director
Steven R. Goldberg	55	Director
Nat Moore	55	Director
Larry S. Mulkey	63	Director
C. Rodney O’Connor	71	Director
Robert S. Picow	51	Director

Executive Officers

Mr. Gathright has been Chief Executive Officer and President of the Company since November 2000, a Director since March 2001 and Chairman of the Board since November 2002. He is responsible for the management of all business affairs of the Company, reporting directly to the Board of Directors. He was an advisor on operational and financial matters to the senior management of several domestic and international energy companies from January 2000 through October 2000. From September 1996 to December 1999, he was President and Chief Operating Officer of TransMontaigne Inc., a Denver-based publicly owned company providing logistical services to major energy companies and large industrial customers; a Director from April 1995 to December 1999; Executive Vice President from April 1995 to September 1996; and from December 1993 to April 1995 was President and Chief Operating Officer of a predecessor of TransMontaigne. From 1988 to 1993, he was President and Director of North American Operations for Aberdeen Petroleum PLC, a London-based public company engaged in international oil and gas operations, also serving on its Board of Directors. Prior to joining Aberdeen, he held a number of positions in the energy industry in the areas of procurement, operations and management of oil and gas assets.

Mr. Shore has been Chief Financial Officer, Senior Vice President and Treasurer of the Company since February 2002. He also was the Corporate Secretary from February 2002 to September 2005. Prior to joining the Company, he was CEO and President of Shore Strategic and Financial Consulting, providing financial, management and information systems technology services to corporate clients in the United States and Latin America. From 1998 to 2000, he served as Director of Finance/Controller for the North American Zone Operations of Paris-based Club Mediterranee. From 1996 to 1998, he was Vice President of Finance/Controller for Interfoods of America, Inc., the largest Popeyes Fried Chicken & Biscuits franchisee. From 1994 to 1996, he was the Manager of Accounting and Financial Reporting for Arby’s, Inc. Mr. Shore began his professional career in 1990 with Arthur Andersen & Company where he became a Senior Auditor.

Mr. Vinger has been Senior Vice President, Fleet Operations and Corporate Planning of the Company since November 2002 and Vice President, Fleet Operations and Corporate Planning for the Company since August 2001, managing all fleet operations and fuel delivery functions, and additionally responsible for corporate planning and analysis; and from December 2000 to August 2001, he was Director of Corporate Planning. He was Senior Analyst of Corporate Planning and Finance for TransMontaigne Inc. from September 1998 to December 2000, responsible for operations and acquisitions analyses and the management of supply scheduling and product allocations. From 1997 to 1998, he was a Manager of Terminal Operations for TransMontaigne responsible for petroleum product and chemical terminals. From 1994 to 1997, he was a Research Associate for E. I. Dupont. From 1991 to 2001, Mr. Vinger served to the rank of Captain in the United States Military.

Mr. Wetzel has been Senior Vice President, Lubricants, of the Company and the President and Chief Operating Officer of the Company’s subsidiary, H & W Petroleum Company, Inc. (“H & W”), since the acquisition of H & W in October 2005. Prior to that time and since 1980, he was the President and Chief Executive Officer of H & W, of which he was also the co-founder in 1974. Under Mr. Wetzel’s leadership, H & W came to be recognized as one of the top ten distributors in the ExxonMobil (Lubricant) Network of Distributors. From 1974 to 1980, he served in various operating, sales and management positions with H & W. From 1966 to 1974, Mr. Wetzel served in positions of increasing responsibility with Harkrider Distributing Company, Inc. (“HDC”) an entity related to H &W by some common shareholder ownership. He became the Executive Vice President of HDC in 1979, a position that he also held after the formation of H & W and until the acquisition of the operating assets of HDC by H & W in September 2005. During his career, Mr. Wetzel has served on numerous lubricant industry advisory boards and councils, including the National Lubricants Distributors Advisory Council. He also served three years in the U. S. Army, including one tour in Vietnam with the First Air Calvary.

Mr. Williams has been Senior Vice President, Commercial Operations of the Company since February 2001, where he is responsible for Marketing and Sales and Product Procurement. From 1995 to February 2001, he was Vice President of Marketing for the supply, distribution and marketing subsidiary of TransMontaigne Inc., managing wholesale marketing functions in the Mid-Continent, Southeast and Mid-Atlantic and serving on that company’s senior risk management committee. From 1987 to 1995, he was Regional Manager for Kerr-McGee Refining Corporation, responsible for unbranded petroleum product sales in its southeastern United States 11 state marketing region. Mr. Williams was employed by Kenan Transport Company as its Tampa Assistant Terminal Manager from 1986 to 1987. He was General Manager of Crum’s Fuel Oil Service from 1980 to 1986.

Directors and Director Nominees

Mr. Beard has served as a Director of the Company since July 2001. He retired from Ryder System, Inc. in June 1994 after 17 years of service, the last three years as Executive Vice President responsible for corporate public relations, advertising, government relations, special events and the Ryder Foundation. From August 1989 to June 1991, he served as Senior Vice President and from August 1987 to August 1989 as Vice President. From 1977 to 1984, he was Vice President of Corporate Development for Truck Stops Corporation of America, a Ryder subsidiary. He has served on the Executive Committee of the American Trucking Associations, and for the past 16 years has been an advisor to the Truck Rental and Leasing Association. He is Chairman of the Doral County Club in Miami; Director of Baptist Health South Florida, a healthcare and hospital corporation; and a member of the Orange Bowel Committee. Mr. Beard is a noted speaker to the trucking industry, business and civic groups. He is the father of Robert W. Beard, the Company’s Vice President, Corporate Development.

Mr. Goldberg has served as a Director of the Company since July 2005.  He is currently CEO of Miami based Sunbelt Diversified Enterprises LLC, a privately owned holding company which acquires and oversees the operations of various small cap companies in diverse industries. Previously, he was Senior Vice President, Arrow Air II LLC, after having previously served as Chief Financial Officer of its affiliate Arrow Air, Inc., a Miami based all cargo airline with related logistics and leasing entities. Prior to joining Arrow Air in 2004, he was a partner at Maplewood Partners LP, a private equity firm based in Coral Gables, Florida. Mr. Goldberg served with Ryder System, Inc. and its subsidiaries for 12 years, from 2000 to 2001 and from 1987 to 1998, in positions including Senior Vice President of Corporate Finance, Vice President of Corporate Development, and Vice President and Treasurer of Ryder System, Inc.; and Chief Financial Officer of Ryder Transportation Services. From 1998 to 2000 he was Senior Vice President, Corporate Development of Republic Services, Inc., an environmental services company. Prior to joining the Ryder group, Mr. Goldberg held positions in the finance departments of Squibb Corporation and J.E. Seagram & Sons, Inc., having started his career at Manufacturers Hanover Trust in New York. He is a lecturer in finance at the undergraduate School of Business, University of Miami, as well as a guest lecturer at the Graduate School of Business in the area of mergers and acquisitions.

Mr. Moore has served as a Director of the Company since May 2006. He is currently the President of Nat Moore & Associates Inc., an event management company located in Miami, and the Founder of The Nat Moore Foundation, a charitable organization that provides needed assistance to inner city organizations supporting sports teams and scholarships. A former professional football player with the Miami Dolphins, he is also Director of Special Projects, Alumni Affairs for Miami Dolphins Limited and Director of Pro Bowl Youth Clinics for the National Football League’s Special Events. Mr. Moore also served as the Director of Super Bowl Youth Clinics for the National Football League’s Special Events for 18 years. Mr. Moore also appears as a Color Analyst for the Miami Dolphins Preseason Games on WFOR TV 4 and the University of Florida, Breakfast with the Gators, football game broadcasts, and as a sidelines reporter on Sports Talk Radio AM790, The Ticket, for the Miami Dolphins. He has also been a Color Analyst for Miami Hurricanes football broadcasts. Mr. Moore is a 13 year veteran of the Miami Dolphins football team and the ninth inductee into the Miami Dolphins Ring of Honor. Mr. Moore currently serves on the Board of Directors of several other organizations, including Sun Trust Bank N.A., the Nat Moore Foundation, the Orange Bowl Committee, and the South Florida Golf Foundation.

Mr. Mulkey has served as a Director of the Company since November 2002. He is currently the CEO and President of Mulkey & Associates, Inc., which provides consulting services specializing in transportation and logistics, business strategy, and real estate. He retired from Ryder System, Inc. in 1997 after 31 years of service, the last five years as President of Worldwide Logistics and a member of the executive committee. Mr. Mulkey has served as a board and/or committee chairman in numerous organizations, including the American Trucking Associations, and was the 1997 recipient of the Distinguished Service Award of the Council of Logistics Management which is the highest honor in the logistics industry. He currently serves as a Director of Cardinal Logistics Management, Inc., a private logistics and transportation company.

Mr. O’Connor has served as a Director of the Company since July 1999. Mr. O’Connor assisted in the reorganization and refinancing of the Company, and is its largest stockholder. He is the Chairman of Cameron Associates, Inc., a financial communications firm, he founded in 1976. Prior to 1976, he served in numerous positions over a 20-year period in the investment industry with Kidder Peabody and Bear Stearns. Mr. O'Connor serves as a Director of Fundamental Management Corporation, a private fund management company whose partnerships represent the second largest holding in the Company. He also was a founder and Director of Atrix Laboratories, Inc., a publicly traded specialty pharmaceutical company focused on advanced drug delivery which was sold in 2004.

Mr. Picow has served as a Director of the Company since March 2001. Since May 2004 he has served as Chairman of the Mobile Division of Cenuco, Inc., a public communications technology company. From June 1996 to August 1997, he served as the Vice Chairman of Brightpoint, Inc., a publicly traded communications company and was its President from June 1996 until October 1997. In 1981 Mr. Picow founded Allied Communications, Inc., the pioneer U.S. wireless electronics distributorship, serving 16 years as its Chairman, Chief Executive Officer and President until the 1996 merger of Allied and Brightpoint. Since June 2001 he has served a Director of Fundamental Management Corporation, a private fund management company whose partnerships represent the largest holding in the Company. He is also a Director of Infosonics Corporation, a multinational telecommunications company, and serves on the Board of Trustees for the Children’s Place at Homesafe.

Corporate Governance

Independence

The Board of Directors has determined, after considering all of the relevant facts and circumstances, that each of Messrs. Beard, Goldberg, Moore, Mulkey and Picow is independent from our management and qualifies as an “independent director” under the Nasdaq Marketplace Rules. This means that, in the judgment of the Board of Directors, none of those directors (1) is an officer or employee of the Company or its subsidiary or (2) has any direct or indirect relationship with the Company that would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director. As a result, the Company has a majority of independent directors as required by the Nasdaq Marketplace Rules.

Code of Business Conduct

The Company has adopted a Code of Business Conduct that applies to all of the Company’s employees, including its senior financial officer and chief executive officer, which complies with the requirements of the Sarbanes-Oxley Act of 2002 and Nasdaq Marketplace Rules. Accordingly, the Code is designed to deter wrongdoing, and to promote, among other things, honest and ethical conduct, full, timely, accurate and clear public disclosures, compliance with all applicable laws, rules and regulations, the prompt internal reporting of violations of the Code, and accountability. A copy of the Company’s Code of Business Conduct is available on the Company’s website at www.mobilefueling.com.

Communications with the Board of Directors

Shareholders may communicate with the Board of Directors by writing to the Board at Streicher Mobile Fueling, Inc., 200 West Cypress Creek Road, Suite 400, Fort Lauderdale, Florida 33309.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires that our Directors and Named Executive Officers and persons who own more than ten percent of our Common Stock, file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than ten percent shareholders are required by SEC rules to furnish us with copies of all ownership reports they file with the SEC.

To our knowledge, based solely on review of the copies of such reports furnished to us and representations that no other reports were required, during the period ended June 30, 2006, all required reports were filed timely.

Summary Compensation Table

The following table sets forth certain summary information concerning compensation paid or accrued by the Company for or on behalf of our Chairman and Chief Executive Officer and four other executive officers (the “Named Executive Officers”) for the last three fiscal years.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Periods	Salary	Bonus	All Other Compensation
Richard E. Gathright,	7/1/05 - 6/30/06	$335,422	—	$12,461(1)
Chairman of the Board,	7/1/04 - 6/30/05	$299,731	$20,000	$3,769(1)
Chief Executive Officer	7/1/03 - 6/30/04	$294,923	—	—
and President

Michael S. Shore,	7/1/05 - 6/30/06	$156,808	$5,524	$12,461(1)
Chief Financial Officer,	7/1/04 - 6/30/05	$128,500	$15,000	$11,769(1)
Senior Vice President,	7/1/03 - 6/30/04	$122,885	—	$6,000(1)
and Treasurer

Paul C. Vinger,	7/1/05 - 6/30/06	$153,692	—	$12,461(1)
Senior Vice President,	7/1/04 - 6/30/05	$128,500	$15,000	$3,769(1)
Fleet Operations and	7/1/03 - 6/30/04	$109,423	—	—
Corporate Planning

Eugene Wayne Wetzel,	7/1/05 - 6/30/06	$172,808	—	$6,300
Senior Vice President,	7/1/04 - 6/30/05	—	—	—
Lubricants	7/1/03 - 6/30/04	—	—	—

Gary G. Williams	7/1/05 - 6/30/06	$153,692	—	$12,461(1)
Senior Vice President,	7/1/04 - 6/30/05	$139,138	$15,000	$3,769(1)
Commercial Operations	7/1/03 - 6/30/04	$137,631	—	—

(1)	Compensation for automobile travel expenses

The aggregate amount of perquisites and other personal benefits provided to each Named Executive Officer is less than 10% of the total annual salary and bonus of such officer.

Employment Contracts

The Company entered into an employment agreement with Richard E. Gathright on October 26, 2000, pursuant to which Mr. Gathright serves as Chief Executive Officer and President of the Company. That agreement had a term of three years, commencing on October 26, 2000. On September 25, 2003, the Company and Mr. Gathright amended the terms of the agreement extending it from three to four years and increased his annual base salary to $323,000. On September 23, 2004, the Company and Mr. Gathright extended the term of the agreement until October 31, 2005. In March 2005, the agreement was amended and restated and further extended to February 28, 2006, and provides for automatic one year extensions thereafter unless either party gives notice of intent not to renew prior to such extension. As amended and restated, the agreement provides for a minimum annual base salary of $323,000, participation with other members of management in a bonus program, whereby up to 10% of the Company’s pretax profits will be set aside for bonus payments, and the grant of 500,000 options to purchase shares of the Company’s Common Stock at a price of $1.50 per share. The agreement further provides that it may be terminated by the Company at any time and for any reason. If the agreement is terminated by the Company without cause, Mr. Gathright shall be due the greater of all base salary payable through the remaining term of the agreement or eighteen months base salary, subject to the limitations on severance payments imposed by the American Jobs Creation Act of 1986 and Section 409A of the Internal Revenue Code, which generally require that any such severance payments cannot begin until six months after the termination of the executive’s employment. In the event Mr. Gathright’s severance payments are so deferred, however, he will not be bound by the post-employment restrictions on non-competitive employment, provided, however, that the Company has the option of electing, at the time of termination, to pay Mr. Gathright an amount equal to his salary for such six month period in exchange for his being immediately bound by the non-competition covenant. If the agreement is terminated for cause, as defined, Mr. Gathright will not be entitled to the severance payments specified.

The Company has also entered into written employment agreements with certain other officers and employees. The agreements vary in length of term and may provide for severance payments upon termination without cause or for automatic renewal for successive periods unless notice of termination is given prior to a renewal period.

Stock Option Information

The following table sets forth, with respect to the Named Executive Officers, certain information concerning the grant of stock options in the fiscal year ended June 30, 2006.

Option Grants In The Fiscal Year Ended June 30, 2006

		Individual Grants
	Date of	Number of Securities Underlying Options	% of Total Options Granted to Employees in Fiscal	Exercise Price	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
Name	Grant	Granted	Year	($/share)	Date	5%($)	10%($)
Eugene Wayne Wetzel	10/1/2005	80,000	19.58%	3.60	10/1/2015	$181,122	$458,998

(1)
Potential realizable value assumes that the stock price increases from the date of grant until the end of the option term (10 years) at the annual rate specified (5% and 10%). The 5% and 10% assumed annual rates of appreciation are mandated by SEC rules and do not represent the Company’s estimate or projection of the future price of the Common Stock.

Stock Option Exercises and Year-End Option Value Table

There were no option exercises in the fiscal year ended June 30, 2006.

Securities Authorized for Issuance under Equity Compensation Plans
Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) ) (c)
Equity compensation plans approved by security holders	1996 Employee Stock Option Plan - 111,452 2000 Employee Stock Option Plan - 834,500 (1) 2001 Directors Stock Option Plan - 289,950	$4.53 $1.45 $1.75	-0- 204,710 60,050
Equity compensation plans not approved by security holders	Not Applicable	Not Applicable	Not Applicable
Total	1,235,902	$1.80	264,760

(1)
Under the 2000 Plan, 1,000,000 shares of Common Stock are reserved for issuance upon the exercise of options, with the amount reserved being increased each year by ten percent of the total shares subject to the 2000 Plan at the end of the previous calendar year.

Meetings and Committees of the Board of Directors

During the fiscal year ended June 30, 2006, the Board of Directors held five meetings and took action by unanimous written consent 19 times. No incumbent director attended fewer than 75 percent of the aggregate of (i) the number of meetings of the Board of Directors held during the period he served on the Board, and (ii) the number of meetings of committees of the Board of Directors held during the period he served on such committees. The Board of Directors has three standing committees, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Messrs. Goldberg, Moore and Mulkey currently serve on the Audit Committee, which met eight times in connection with the fiscal year ended June 30, 2006, and took action by unanimous written consent two times. The duties and responsibilities of the Audit Committee include (a) the appointment of the Company’s auditors and any termination of such engagement, including the approval of fees paid for audit and non-audit services, (b) reviewing the plan and scope of audits, (c) reviewing the Company’s significant accounting policies and internal controls and (d) having general responsibility for oversight of related auditing matters.

Messrs. Beard, Mulkey and Picow currently serve on the Compensation Committee which took action by unanimous written consent 14 times during the fiscal year ended June 30, 2006. This Committee administers the 1996 and 2000 Stock Option Plans and has the power and authority to (a) determine the persons to be awarded options and the terms thereof and (b) construe and interpret the 1996 and 2000 Stock Option Plans. This Committee also is responsible for the final review and determination of compensation of the CEO and other executive officers.

Messrs. Beard, Moore and Mulkey currently serve on the Nominating and Corporate Governance Committee. As of the date hereof, each member of the Nominating and Governance Committee is independent in the judgment of our Board and as required by the listing standards of Nasdaq. They took action by unanimous written consent one time in connection with the fiscal year ended June 30, 2006. The Board adopted a charter for this Committee on October 1, 2003, a copy of which was attached to the Company’s 2005 proxy statement as Appendix A. This Committee is responsible for identifying individuals qualified to become directors of the Company, recommending to the Board director candidates to fill vacancies of the Board and to stand for election by the shareholders at the Annual Meeting of the Company, periodically assessing the performance of the Board, periodically reviewing and assessing the Company’s Code of Business Conduct, and reviewing and recommending to the Board appropriate corporate governance policies and procedures for the Company. The Board will, as a matter of policy, give consideration to nominees recommended by shareholders. A shareholder who wishes to recommend a nominee should direct his or her recommendation in writing to the Company’s Board of Directors at the Company’s address. Shareholder recommendations will be evaluated under the same criteria as Board recommendations. There were no nominee recommendations provided by shareholders for consideration for inclusion in this year’s proxy statement.

Report of the Audit Committee

The Audit Committee of the Board of Directors is established pursuant to our Bylaws and the Audit Committee Charter adopted by the Board of Directors on March 1, 2001, and amended on May 14, 2003 and February 14, 2006. A copy of the Audit Committee Charter, as amended February 14, 2006, is attached as Appendix A.

Management is responsible for our internal controls and the financial reporting process. Our independent auditors are responsible for performing the independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee is comprised of three non-management directors and its responsibility is generally to monitor and oversee the processes described in the Audit Committee Charter.

As of the date hereof, each member of the Audit Committee is independent in the judgment of our Board and as required by the listing standards of Nasdaq. The Company has determined that Steven R. Goldberg is a “financial expert” as defined by the SEC’s rules promulgated under Section 407 of the Sarbanes-Oxley Act of 2002.

With respect to the fiscal year ended June 30, 2006, in addition to its other work, the Audit Committee:

•
Reviewed and discussed with the Company’s management and the independent auditors the quarterly reports for the periods ended September 30, 2005, December 31, 2005 and March 31, 2006; and reviewed and discussed the audited consolidated financial statements for the fiscal year ended June 30, 2006;

•
Reviewed with management and the independent auditors significant deficiencies in the Company’s internal control over financial reporting and management’s conclusion that those significant deficiencies, considered in the aggregate, amounted to a material weakness;

•
Provided oversight and reviewed with management the Company’s completed, current and planned initiatives to remediate the material weakness in its internal control over financial reporting identified by management;

•	Initiated a program to monitor the progress of management’s remediation efforts;
•	Discussed with the independent auditors the matters required to be discussed by generally accepted auditing standards;
•	Received from the independent auditors written affirmation of their independence required by Independence Standards Board Standard No. 1 and discussed with the auditors the firm’s independence; and
•	Met with the Company’s independent auditors on several occasions without any members of management being present.

Based upon the Audit Committee members’ review of the audited consolidated financial statements for the year ended June 30, 2006 as prepared by management and audited by Grant Thornton and the discussions with management and the auditors referenced above, the Committee recommended to the Board of Directors that those audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2006 as filed with the Securities and Exchange Commission.

Steven R. Goldberg, Nat Moore and Larry S. Mulkey

Fees paid to Grant Thornton LLP

For the fiscal year ended June 30, 2005 and June 30, 2006, Grant Thornton LLP provided services in the following category and amount:

	2005	2006
Audit Fees(1)	$135,397	$336,693
All Other Fees(2)	$-0-	$113,333

(1)
Represents the aggregate fees billed for professional services rendered for the audit and/or reviews of the Company’s financial statements and in connection with the Company’s statutory and regulatory filings or engagements.

(2)
Represents fees for audit-related services for registration statement filings made with the Securities and Exchange Commission, the conversion of promissory notes, acquisitions of businesses, private placements and other related services.

There were no non-audit related services rendered to the Company by Grant Thornton in fiscal 2005 and 2006. While the Audit Committee has not established formal policies and procedures concerning pre-approval of audit or non-audit services, the Company’s executive officers have been informed that all audit and non-audit services by the Company’s independent accountants must be approved in advance by the Audit Committee. The establishment of any such formal policies or procedures in the future is subject to the approval of the Audit Committee.

Report of the Compensation Committee

The Company’s executive compensation program is administered by the Compensation Committee of the Board of Directors, which is composed of Messrs. Beard, Mulkey and Picow. As of the date hereof, in the judgment of our Board, each member of the Compensation Committee is independent as required by the listing standards of the Nasdaq. The Committee's general philosophy with respect to compensation of the Company’s executive officers has been to offer competitive compensation designed to attract and retain key executives critical to the long-term success of the Company and to recognize an individual’s contribution and personal performance. The principal component of executive compensation has been base salary. Executive officers may also be granted stock options and bonuses.

Base Salaries. Base salaries are initially determined by evaluating the responsibilities of the position held and by reference to the competitive marketplace for executive talent through review of an individual’s background and overall expertise in the Company’s line of business and the salaries of similarly situated executives. The Company believes that it is competitive with respect to initial base salaries. Increases to base salaries are also influenced by the performance of the Company and the individual against established goals and objectives.

Stock Options. The Company’s 1996 and 2000 Stock Option Plans provide such an incentive through the award of stock options to executive officers and other key employees, although there are currently no shares available for grant under the 1996 Plan. The Stock Option Plans are administered by the Compensation Committee. During the fiscal year ended June 30, 2006, a total of 80,000 options were granted to one Named Executive Officer.

Bonuses. The Company maintains an incentive bonus program which provides for the payment of cash bonuses to executive officers and other key employees of the Company based upon the Company’s financial performance and individual performance.

Employment Agreements.

In October 2000, the Company entered into an employment agreement with Richard E. Gathright, the Company’s President and Chief Executive Officer, which was amended and restated in March 2005 to, among other things, extend the term to February 28, 2006 and provide for one year automatic renewals thereafter. The Company has also entered into written employment agreements with certain other officers and employees. The agreements vary in length of term and may provide for severance payments upon a termination without cause or for automatic renews for successive periods unless notice of termination is given prior to a renewal period.

Wendell R. Beard, Larry S. Mulkey and Robert S. Picow

Compensation Committee Interlocks and Insider Participation

There were no Compensation Committee interlocks or insider participation by Messrs. Beard, Mulkey and Picow, all members of the Company's Compensation Committee, during the last fiscal year.

Director Compensation

The Company compensates each non-employee director with a director’s fee of $2,000 per quarter. In addition, the Company’s directors are reimbursed for any out-of-pocket expense incurred by them for attendance at meetings of the Board of Directors or committees thereof. Because Mr. Goldberg serves as Chairman of the Audit Committee, he receives an additional fee of $4,000 per quarter. Because Mr. Beard serves as Chairman of the Compensation and Nominating and Corporate Governance Committees, he receives additional fees of $2,500 and $1,500 per quarter, respectively, for serving as Chairman of these Committees.

Each non-employee who served as a member of the Company’s Board of Directors as of May 10, 2001, the effective date of the Directors Plan, and each non-employee who is elected or otherwise appointed as one of the Company’s directors thereafter, received a fully vested option to purchase 20,000 shares of stock exercisable at the closing price on the date of grant. In addition, on the last day of each fiscal quarter while the Directors Plan is in effect, each non-employee director receives an additional grant of an option to purchase 625 shares, and effective March 31, 2006, that amount was increased by the whole Board to 725 shares, at the closing price on the business day immediately preceding the last day in the quarter. Further, in accordance with the Directors Plan, additional options may be granted to non-employee directors from time to time on a discretionary basis.

Certain Relationships and Related Transactions

C. Rodney O’Connor, a Director of the Company, is also Chairman of Cameron Associates, Inc., a financial consulting and investor relations public relations firm, which has provided investor relations services to the Company since 1997. During the fiscal year ended June 30, 2006, the Company paid $80,039.63 to Cameron Associates, Inc. for such services.

The Company believes that the foregoing transaction was entered into in good faith and on fair and reasonable terms that are no less favorable to the Company than those that would be available for comparable transactions in arm’s length dealings with unrelated third parties.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of October 17, 2006 by (a) each person who owns beneficially more than five percent of our outstanding Common Stock, (b) each director or director nominee who owns any such shares, (c) the Named Executive Officers and (d) our Directors and Named Executive Officers as a group:

	Common Stock Beneficially Owned (1)(2)
	Shares	Percent
Richard E. Gathright, Chairman of the Board , Chief Executive Officer and President (3)	531,500	4.82%
Michael S. Shore, Chief Financial Officer, Senior Vice President and Treasurer (4)	76,750	*
Paul C. Vinger, Senior Vice President, Fleet Operations and Corporate Planning (5)	68,500	*
Eugene Wayne Wetzel, Sr. Vice President, Lubricants (6)	16,000	*
Gary G. Williams, Senior Vice President, Commercial Operations (7)	79,250	*
Wendell R. Beard, Director (8)	37,425	*
Steven R. Goldberg (9)	23,425	*
Nat Moore (10)	21,450	*
Larry S. Mulkey, Director (11)	33,800	*
C. Rodney O’Connor, Director (12)	1,137,733	10.79%
Robert S. Picow, Director (13)	230,901	2.19%
Triage Capital Management, L.P. (14)	483,318	4.40%
Triage Capital Management B, L.P. (15)	657,997	5.89%
All directors and executive officers as a group [11 persons] (16)	1,316,784	19.71%

*	Less than one percent.
(1)	The address of each of the beneficial owners identified is c/o Streicher Mobile Fueling, Inc., 200 West Cypress Creek Road, Suite 400, Fort Lauderdale, Florida 33309.
(2)
Based on 10,508,643 shares of Common Stock outstanding. Pursuant to the rules of the Securities and Exchange Commission (the “Commission”), certain shares of Common Stock which a person has the right to acquire within 60 days of October 17, 2006 pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage ownership of that person, but not the percentage ownership of any other person.

(3)	Includes 515,000 shares issuable upon exercise of options that are presently exercisable. Excludes 10,000 shares issuable upon the exercise of options that are not presently exercisable.
(4)
Consists of 76,750 shares issuable upon the exercise of options and warrants that are presently exercisable. Excludes 10,000 shares issuable upon the exercise of options that are not presently exercisable.

(5)	Includes 66,000 shares issuable upon the exercise of options that are presently exercisable. Excludes 10,000 shares issuable upon the exercise of options that are not presently exercisable.

(6)	Includes 16,000 shares issuable upon the exercise of options that are presently exercisable. Excludes 64,000 shares issuable upon the exercise of options that are not presently exercisable.
(7)
Includes 76,750 shares issuable upon the exercise of options and warrants that are presently exercisable. Excludes 10,000 shares issuable upon the exercise of options that are not presently exercisable.

(8)	Includes 36,925 shares issuable upon the exercise of options and warrants that are presently exercisable.
(9)	Consists of 23,425 shares issuable upon the exercise of options that are presently exercisable.
(10)	Consists of 21,450 shares issuable upon the exercise of options that are presently exercisable.
(11)	Consists of 33,800 shares issuable upon the exercise of options and warrants that are presently exercisable.
(12)	Includes 33,425 shares issuable upon the exercise of options that are presently exercisable.
(13)	Includes 40,425 shares issuable upon the exercise of options and warrants that are presently exercisable.
(14)
Consists of 483,318 shares issuable upon the exercise of warrants that are presently exercisable. Triage has identified Leonid Frenkel as the Managing Member of Triage Capital LF Group LLC which acts as the general partner to the general partner of Triage Capital Management, L.P., as a natural person with sole voting and dispositive power over them. Based on a Schedule 13G filed with the SEC on July 11, 2006.

(15)
Consists of 657,997 shares issuable upon the exercise of warrants that are presently exercisable. Triage has identified Leonid Frenkel as the Managing Member of Triage Capital LF Group LLC which acts as the general partner to the general partner of Triage Capital Management B, L.P., as a natural person with sole voting and dispositive power over them. Based on a Schedule 13G filed with the SEC on July 11, 2006.

(16)	Includes 939,950 shares of options and warrants that are presently exercisable. Excludes 104,000 shares issuable upon the exercise of options that are not presently exercisable.

PERFORMANCE TABLE

The following table shows the cumulative total shareholder return of the Company’s Common Stock over the fiscal period ended June 30, 2006, 2005, 2004, 2003 and 2002, the five-month transition period ended June 30, 2001, and the fiscal period ended January 31, 2001 as compared to the total returns of the NASDAQ Stock Market Index and Russell 2000 Index. Returns are based on the change in year-end to year-end price and assume reinvested dividends. The table assumes $100 was invested on January 31, 2001 in the Company’s Common Stock, NASDAQ Stock Market Index and Russell 2000 Index.

	Cumulative Total Return
	1/01	6/01	6/02	6/03	6/04	6/05	6/06

STREICHER MOBILE FUELING, INC.	100.00	66.67	55.56	49.78	59.56	96.89	115.56
NASDAQ STOCK MARKET (U.S.)	100.00	78.73	55.38	61.50	77.63	78.17	83.41
RUSSELL 2000	100.00	101.65	92.83	91.31	121.78	133.28	152.71

PROPOSAL TO APPROVE THE CHANGE OF
THE COMPANY’S NAME TO
SMF ENERGY CORPORATION

(Proposal No. 2)

The Company is proposing to change its corporate name to SMF Energy Corporation. Because the Company now provides packaging, distribution and sale of lubricants and chemicals and transportation logistics in addition to its historical commercial mobile and bulk fueling operations, the current name does not accurately portray its business. The Company believes that the new name will help the Company establish a corporate identity that more accurately reflects its current operations and continuing development into a diversified energy service provider and product distributor serving a broad sector of businesses and industries. The Company’s proposed name change is part of a broader strategy to re-brand and align the Company’s historical operations with those of its newly acquired subsidiaries while it capitalizes on the goodwill associated with its legacy name and those of its existing subsidiaries. The name change will not affect the Company’s ticker symbol on the Nasdaq Capital Market which will remain as “FUEL.”

In Proposal No. 3, the Company is proposing to reincorporate as a Delaware corporation into the Company’s wholly-owned subsidiary, SMF Energy Corporation. That reincorporation would have the effect of changing the name of the Company as proposed. If Proposal No. 3 to reincorporate in Delaware is not approved by the shareholders but this Proposal No. 2 to change the Company’s name is approved, the name change will be effected by an amendment to its existing Florida Articles of Incorporation. If Proposal No. 3 to reincorporate in Delaware is approved by the shareholders but this Proposal No. 2 to change the name is not approved, the Company will reincorporate in Delaware under its current name.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL TO APPROVE THE MERGER OF THE COMPANY
WITH AND INTO ITS WHOLLY-OWNED DELAWARE SUBSIDIARY
FOR THE SOLE PURPOSE OF
CHANGING THE COMPANY’S STATE OF DOMICILE

(Proposal No. 3)

The Company, a Florida corporation, proposes to reincorporate as a Delaware corporation. The reincorporation will be effected pursuant to an Agreement of Merger and Plan of Merger and Reorganization (the “Merger Agreement”) by and between the Company and SMF Energy Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company (“SMF”) that was formed for the purpose of merging with the Company to effect the reincorporation. The Company’s directors have unanimously approved the Merger Agreement. The Merger Agreement, the Delaware certificate of incorporation and amendment as filed (“Delaware Certificate”) and the proposed Delaware bylaws (“Delaware Bylaws”) are included as Appendices B, C and D respectively to this proxy statement.

Principal Reasons for the Reincorporation

For many years, Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, has been the leader in adopting, construing, and implementing comprehensive, flexible corporate laws that are responsive to the legal and business needs of the corporations organized under the General Corporation Law of the State of Delaware (the “DGCL”). Delaware has established progressive principles of corporate governance that the Company could draw upon when making business and legal decisions. The direct benefit that Delaware law provides to corporations indirectly benefits the shareholders, since they are the owners of the corporations, and because Delaware law is responsive to the needs of shareholders, Delaware law also directly benefits shareholders.

Many corporations choose to incorporate in Delaware or choose to reincorporate in Delaware, as the Company now proposes to do, in order to take advantage of Delaware’s flexible and responsive corporate laws. The Company believes that the Company itself and its shareholders would benefit from the flexible corporate and legal environment provided by Delaware law, which it feels is a more appropriate environment in which to operate than currently exists in Florida. The Company’s Board of Directors considered the following benefits available to Delaware corporations in deciding to propose the reincorporation:

•	the DGCL, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

•	the responsiveness and efficiency of the Division of Corporations of the Secretary of State of Delaware, including its use of modern computer technology;

•	the Delaware General Assembly, which each year considers and adopts statutory amendments in an effort to ensure that the DGCL continues to be responsive to the changing needs of business;

•	the highly regarded Delaware Court of Chancery and the Delaware Supreme Court, which regularly handle complex corporate issues; and

•
the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater degree of predictability with respect to corporate legal issues than most, if not all, other U.S. jurisdictions.

The Company believes that, as a Delaware corporation, it will be better able to attract and retain qualified directors and officers than it is as a Florida corporation, in part, because Delaware law is more predictable with respect to the issue of liability of directors and officers than the law of Florida or other states. The increasing frequency of litigated claims against directors and officers has greatly expanded the risks to directors and officers of exercising their respective duties. The time and money required to respond to and litigate such claims can be substantial. Although both Florida law and Delaware law reduce or limit the monetary liability of directors for breaches of their fiduciary duty of care, the predictability of Delaware law, as stated above, affords officers and directors a greater degree of comfort as to their risk of liability than that afforded under Florida law. Reincorporation from Florida to Delaware may therefore make it easier to attract future candidates willing to serve on the Company’s Board of Directors, as many of these candidates already will be familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

No Change in Business, Management, Jobs or Physical Location

While the reincorporation will change the Company’s legal domicile, it will not result in any change in headquarters, business, jobs, management or location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth, other than as a result of the costs incident to the reincorporation, which the Company considers immaterial. The Company’s management, including all directors and officers, will remain the same following the reincorporation. The Company’s executive officers and directors will not be entering into any new employment agreements or other comparable arrangements in connection with the reincorporation.

SMF Energy Corporation

The Company has formed SMF Energy Corporation as a wholly-owned Delaware subsidiary exclusively for the purpose of merging with the Company to effect the reincorporation. The address and phone number of SMF’s principal office will be the same as the Company’s current address and phone number. Before the reincorporation, SMF will have no material assets or liabilities and will not have carried on any business. Upon completion of the reincorporation, the rights of the shareholders of SMF will be governed by the DGCL and the Delaware Certificate and the Delaware Bylaws of SMF.

Some Implications of the Reincorporation

The Merger Agreement provides that the Company will merge with and into SMF, with SMF being the surviving corporation. Under the Merger Agreement, SMF will assume all of the Company’s assets and liabilities, including obligations under the Company’s outstanding indebtedness and contracts, and the Company will cease to exist as a corporate entity. The Company’s existing Board of Directors and officers will become the Board of Directors and officers of SMF. The Company’s subsidiaries will become subsidiaries of SMF.

At the effective time of the reincorporation, (i) each outstanding share of the Company ’s Common Stock, $.01 par value automatically will be converted into one share of common stock of SMF, $.01 par value. Shareholders will not have to exchange their existing stock certificates for stock certificates of SMF. Upon request, we will issue new certificates to anyone who holds the Company’s stock certificates, provided that such holder has surrendered the certificates representing the Company’s shares in accordance with the Merger Agreement. Any request for new certificates will be subject to normal requirements including proper endorsement, signature guarantee, if required, and payment of any applicable taxes and fees.

Shareholders whose shares of Common Stock were freely tradable before the reincorporation will own shares of SMF that are freely tradable after the reincorporation. Similarly, any shareholders holding securities with transfer restrictions before the reincorporation will hold shares of SMF that have the same transfer restrictions after the reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, shares issued pursuant to the reincorporation will be deemed to have been acquired on the date the holder thereof originally acquired the Company’s shares.

After the reincorporation, SMF will continue to be a publicly held corporation, with its Common Stock trading on the NASDAQ Capital Market. We will retain the same trading symbol “FUEL.”

If the Company and SMF effect the reincorporation, all of the Company’s employee benefit plans, including stock option and other equity-based plans, would be continued by SMF, and each stock option and other equity-based award issued and outstanding pursuant to these plans would be converted automatically into a stock option or other equity-based award with respect to the same number of shares of common stock of SMF, upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award.

Anti-Takeover Implications

Delaware, like many other states, permits a corporation to include in its certificate of incorporation or bylaws or to otherwise adopt measures designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. The Company’s Board of Directors, however, is not proposing the reincorporation to prevent a change in control and is not aware of any present attempt by any person to acquire control of the Company or to obtain representation on the Company’s Board of Directors. The Company’s Board of Directors has no independent plans to implement any defensive strategies to enhance the ability of the Board of Directors to negotiate with an unsolicited bidder.

With respect to the potential implementation of defensive measures in the future, except as indicated below, Delaware law is preferable to Florida law because of the substantial judicial precedent on the legal principles applicable to defensive measures. As either a Florida corporation or a Delaware corporation, the Company could implement some of the same defensive measures. As a Delaware corporation, however, the Company would benefit from the predictability of Delaware law on these matters. However, Florida has “control share” and “affiliated person” transaction statutes, which may not apply to corporations incorporated elsewhere. While these anti-takeover provisions of Florida law may be effective in preventing takeovers, we do not believe that their potential unavailability outweigh the value of reincorporating in Delaware. See the comparative chart below.

Vote Required For the Reincorporation Proposal

The Merger Agreement was unanimously approved by the Company’s Board of Directors. Approval of the reincorporation proposal, which constitutes approval of the Merger Agreement, requires the affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock. Once we have received approval from the Company’s shareholders, we will obtain the requisite approval of the Merger Agreement from the directors of SMF and SMF’s sole shareholder, the Company. A vote in favor of the reincorporation proposal is a vote to approve the Merger Agreement. A vote in favor of the reincorporation proposal is also effectively a vote in favor of the Delaware Certificate and the Delaware Bylaws.

Comparison of Shareholder Rights Before and After the Reincorporation

The voting rights, votes required for the election of directors and other matters, removal of directors, indemnification provisions, procedures for amending our charter, procedures for the removal of directors, dividend and liquidation rights, examination of books and records and procedures for setting a record date will not change in any material way. However, there are some material differences between the Florida Business Corporation Act, or “FBCA,” and the DGCL which are summarized in the chart below. This chart does not address each difference between Florida law and Delaware law, but focuses on those differences which the Company believes are most relevant to the existing shareholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to Florida and Delaware law.

Florida	Delaware
Standard of Conduct for Directors
Under the FBCA, directors also have a fiduciary relationship to their corporation and its shareholders and, as such, are required to discharge their duties as a director in good faith with the care an ordinarily prudent person in a like position would exercise under similar circumstances and in a manner they reasonably believe to be in the best interests of the corporation. In discharging his or her duties, a director may consider such factors as the director deems relevant, including the long-term prospects and interests of the corporation and its shareholders, and the social, economic, legal, or other effects of any action on the employees, suppliers, customers of the corporation or its subsidiaries, the communities and society in which the corporation or its subsidiaries operate, and the economy of the state and the nation.

Under the DGCL, the standards of conduct for directors have developed through written opinions of the Delaware courts. Generally, directors of Delaware corporations are subject to fiduciary duties of care, loyalty and good faith. The duty of loyalty has been said to require directors to refrain from self-dealing and the duty of care requires directors managing the corporate affairs to use that amount of care which ordinarily careful and prudent persons would use in similar circumstances and act on an informed basis after due consideration of the relevant information that is reasonably available. In general, gross negligence has been established as the test for breach of the standard for the duty of care in the process of decision-making by directors of Delaware corporations. Breaching the duty of good faith requires more, for example, intentional dereliction of duty or a conscious disregard of one’s responsibilities. When directors act consistently with their duties of care, loyalty and good faith, their decisions generally are presumed to be valid under the business judgment rule.

Florida	Delaware
Dividends and Other Distributions
Under the FBCA, a company may make a distribution, unless after giving effect to the distribution:

•              the company would not be able to pay its debts as they come due in the usual course of business; or

•              the company’s assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution

Under the FBCA, a corporation’s redemption of its own common stock is deemed a distribution.

The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Meeting of Shareholders
As permitted under the FBCA, a special meeting of shareholders may be called by (i) the Board of Directors or (ii) by written demand of the holders of not less than 10% of all shares of the corporation entitled to vote at the meeting or (iii) the person(s) authorized to do so in the articles of incorporation or bylaws.
As permitted under the DGCL, a special meeting of shareholders may be called by the (i) Board of Directors or (ii) person(s) authorized by the certificate of incorporation or bylaws.

Limitation of Liability
The FBCA generally provides that a director of a corporation is not personally liable for monetary damages to the corporation or other person unless the director breached or failed to perform his duties as a director, and such breach or failure:

The DGCL permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except that such provision may not limit the liability of a director for:

Florida	Delaware
•              constitutes a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;

•              constitutes a transaction from which the director derived an improper personal benefit;

•              results in an unlawful distribution;

•              in the case of a derivative action or an action by a shareholder, constitutes conscious disregard for the best interests of the corporation or willful misconduct; or

•              in the case of a proceeding other than a derivative action or an action by a shareholder, constitutes recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

•              any breach of the director’s duty of loyalty to the corporation or its shareholders;

•              acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•              liability under the DGCL for unlawful payment of dividends or stock purchases or redemptions, or

•              any transaction from which the director derived an improper personal benefit.

The Delaware Certificate contains a provision limiting the liability of its directors in this manner.

The Company’s Board of Directors believes that by limiting a directors’ liability as permitted under the DGCL, it will be able to attract and retain qualified directors. The Delaware Certificate limits the liability of SMF’s directors to the fullest extent permitted by the DGCL. SMF’s directors will not be liable for monetary damages for acts or omissions occurring on or after the effective date of the reincorporation, even if they should fail, through negligence or gross negligence, to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties). The Delaware Certificate would not limit or eliminate any liability of directors for acts or omissions occurring prior to the effective date of the reincorporation. The DGCL does not permit elimination or limitation of the liability of directors for breaches of their duty of loyalty, acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, paying a dividend or effecting a stock repurchase or redemption which is illegal under the DGCL, or transactions from which a director derived an improper personal benefit. Further, the Delaware Certificate would not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of a director’s duty of care. In addition, the Delaware Certificate would not affect a director’s liability to third parties or under the federal securities laws.

Florida	Delaware

The Company’s Board of Directors recognizes that the Delaware Certificate may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter shareholders from instituting litigation against directors for breach of their duty of care, even though such an action might benefit SMF and its shareholders. However, the Company’s Board of Directors believes this concern is outweighed by the benefit to SMF of retaining highly qualified directors. The Company’s Board of Directors believes that the Delaware Certificate may have a favorable impact over the long term on the availability, cost, amount, and scope of coverage of directors’ liability insurance, although there can be no assurance of such an effect.

While the Delaware Certificate may be viewed as limiting the rights of shareholders in some respects, the Company’s Board of Directors believes, however, that these provisions will help balance the legal obligations of, and protections for, directors, and will contribute to the quality and stability of SMF’s corporate governance. The Company’s Board of Directors has concluded that the benefit to shareholders of improved corporate governance outweighs any possible adverse effects on shareholders.

The members of the Board of Directors may be deemed to have a personal interest in effecting the reincorporation, because, as directors of SMF, they may personally benefit from the limitations on liability contained in the Delaware Certificate.

Florida	Delaware
Indemnification
The FBCA requires a corporation to indemnify any director, officer, employee or agent of the corporation if such person has been successful on the merits or otherwise in defense of any proceeding, or any claim, issue or matter therein, for expenses actually and reasonably incurred by such person in connection with the proceeding or the person's defense of the claim, issue or matter.

Expenses incurred by an officer or director in defending a civil or criminal proceeding may be paid by the corporation in advance of the final disposition of the proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if he or she is ultimately found not to be entitled to indemnification. Expenses incurred by other employees and agents may be paid in advance upon such terms or conditions that the Board of Directors deems appropriate.

The indemnification and advancement of expenses provided under the FBCA are not exclusive, and a corporation may enter into an agreement to provide for indemnification; however, no indemnification or advancement of expenses may be made to any person if a judgment or other final adjudication establishes that the person’s actions, or omissions to act, were material to the cause of adjudicated action and constitute:

•              a violation of criminal law, unless the person had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful;

The Delaware Certificate, as discussed below, reflects the broad scope of indemnification under the DGCL.

The Delaware Certificate provides for indemnification to the fullest extent permitted under the DGCL to any person made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether criminal, civil, administrative, or investigative, by reason of the that such person (a) is or was a director or officer of SMF or any predecessor of SMF or (b) served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, employee or agent at the request of SMF or any predecessor of SMF; provided, however, that such indemnification must be authorized in advance by the Board of Directors.

The Delaware Certificate provides that SMF may grant rights to indemnification, and rights to be paid by SMF the expenses incurred in defending any proceeding in advance of its final disposition, to any present or former employee or agent of SMF or any predecessor of SMF to the fullest extent with respect to the indemnification and advancement of expenses of directors and officers of SMF.

The right to indemnification includes the right to receive payment of expenses to directors or officers in advance of the final disposition of such proceeding, consistent with applicable law from time to time in effect; provided, however, that if the DGCL requires payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay SMF if it is ultimately determined that he or she was not entitled to indemnification.

Florida	Delaware
•              a transaction from which the person derived an improper personal benefit;

•              in the case of a director, an unlawful distribution to shareholders; or

•              willful misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation or a shareholder.

Under Florida law, unless the corporation’s articles of incorporation provide otherwise, notwithstanding the failure of a corporation to provide indemnification, and despite any contrary determination of the board or of the shareholders in the specific case, a director, officer, employee, or agent of the corporation who is or was a party to a proceeding may apply for indemnification or advancement of expenses, or both, to the court conducting the proceeding, to the circuit court, or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice that it considers necessary, may order indemnification and advancement of expenses, including expenses incurred in seeking court-ordered indemnification or advancement of expenses, if it determines that:

•              the indemnitee is entitled to mandatory indemnification, in which case the court shall also order the corporation to pay the director reasonable expenses incurred in obtaining court-ordered indemnification or advancement of expenses;

•              the indemnitee is entitled to further indemnification or advancement of expenses, or both, by virtue of the corporation’s exercise of its power to make further indemnification; or

The broad scope of indemnification available under Delaware law will permit SMF to offer its directors and officers greater protection against the costs and risks attendant to litigation of claims against officers and directors. The Board of Directors believes that such protection is reasonable and desirable in order to enhance SMF’s ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of SMF with regard to the best interests of SMF and its shareholders.

Insofar as the Delaware Certificate provides indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

The Board of Directors recognizes that SMF may, in the future, be obligated to incur substantial expense as a result of the indemnification rights conferred under the Delaware Certificate, which are intended to be as broad as possible under applicable law. If this proposal passes, we intend to enter into Indemnification Agreements with our executive officers and directors providing indemnification rights and mandating advancement of expenses to the maximum extent permitted by Delaware law.

The members of the Board of Directors may be deemed to have a personal interest in the effectuation of the reincorporation, because, as directors of SMF, they may personally benefit from the indemnification provisions of the Delaware Certificate.

Florida	Delaware
•              the indemnitee is fairly and reasonably entitled to indemnification or advancement of expenses, or both, in view of all the relevant. circumstances, regardless of whether such person met the required standard of conduct.

We have entered into Indemnification Agreements with our executive officers and directors providing indemnification rights and mandating advancement of expenses to the maximum extent permitted by Florida law.

Amendment to Charter
The FBCA generally requires approval by a majority of directors and by holders of a majority of the shares entitled to vote on any amendment to a Florida corporation’s articles of incorporation. In addition, the amendment must be approved by a majority of the votes entitled to be cast on the amendment by any class or series of shares with respect to which the amendment would create dissenters’ rights. The Board of Directors must recommend the amendment to the shareholders, unless the Board of Directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.

The DGCL provides that the certificate of incorporation of a Delaware corporation may be amended upon adoption by the Board of Directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote. It also provides that a certificate of incorporation may provide for a greater or lesser vote than would otherwise be required by the DGCL.

Florida	Delaware
Control-Share Acquisition Transactions
Florida has a “control-share” acquisition statute. It is an effective anti-takeover provision because it limits the voting rights of shares owned above a threshold. It can be waived by a vote of the shareholders, without the control-shares voting.

A corporation is subject to this provision if it has 100 or more shareholders, its principal place of business, principal office, or substantial assets within Florida, and either: (a) more than 10% of its shareholders resident in Florida; (b) more than 10% of its shares owned by residents of Florida; or, (c) 1,000 shareholders resident in Florida. Florida enacted the act to deter and hinder takeovers of Florida corporations. The Florida control-share acquisition statute generally provides that shares acquired in a control-share acquisition will not possess any voting rights unless such voting rights are approved by a majority of the corporation’s disinterested shareholders. A control-share acquisition is an acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control-shares of a publicly-held Florida corporation.

Control-shares are shares, which, except for the Florida statute, would have voting power that, when added to all other shares owned by a person or in respect to which such person may exercise or direct the exercise of voting power, would entitle such person, immediately after acquisition of such shares, directly or indirectly, alone or as a part of a group, to exercise or direct the exercise of voting power in the election of directors within any of the following ranges:

•              1/5 or more but less than 1/3 of all voting power;

•              1/3 or more but less than a majority of all voting power; or

•              a majority or more of all voting power.

Delaware does not have a control share acquisition statute, but the Florida statute may still apply to us even if this proposal is approved and we reincorporate in Delaware. There is some case law from a federal court that it does, although a more recent Delaware Supreme Court case invalidated a California statute that purported to apply to foreign corporations under the “internal affairs” doctrine. Even as a Florida corporation, the Company may not meet the Florida resident shareholders test required to trigger the Florida statute and it may not meet this requirement in the future. We are uncertain how a Florida court would rule if we or a shareholder sought to apply the control-share acquisition statute to us after our reincorporation in Delaware. Because the Company has no present intent to employ defensive measures to defeat a planned takeover by a third party bidder, and because the availability of the Florida control share acquisition statute is already uncertain, we do not believe that the potential unavailability of the statute as a takeover defense is material to the decision whether to reincorporate in Delaware.

Florida	Delaware
Interested Director Transactions
The FBCA provides that a contract or other transaction between a Florida corporation and any of its directors or any entity in which one of its directors or officers is a director or officer or holds a financial interest will not be void because of such relationship or interest or because that director was present at the meeting of directors which authorized that transaction if:

•              the fact of the relationship or interest is disclosed or known to the board and the transaction is authorized by a sufficient number of votes when the vote of the interested director is excluded;

•              the fact of the relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize the contract or transaction; or

•              the contract or transaction is fair and reasonable to the corporation.

Florida and Delaware law are similar.

Under the DGCL, specified contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable solely because of such interest if such contract or transaction:

•              is authorized in good faith by the corporation’s shareholders or a majority of disinterested members of the board (even though less than a quorum) and the material facts of the contract or transaction are disclosed or known; or

•              was fair to the corporation at the time it was approved.

Accordingly, it is possible that certain transactions that the Board of Directors currently might not be able to approve itself, because of the number of interested directors, could be approved by a majority of the disinterested directors of SMF, although less than a majority of a quorum. The Board of Directors is not aware of any plans to propose any transaction that could not be approved by it under Florida law but could be approved under Delaware law.

Business Combination Statutes
Florida does not have a business combination statute like Delaware, but instead has an affiliated transactions statute, described below.
Section 203 of the DGCL limits specified business combinations of Delaware corporations with interested shareholders. Under the DGCL, an “interested shareholder,” defined as a shareholder whose beneficial ownership in the corporation is at least 15% of the outstanding voting securities or an affiliate who owned at least 15% of outstanding voting shares in the last three years, cannot enter specified business combinations with the corporation for a period of three years following the time that such person became an interested shareholder unless:

Florida	Delaware

•              before such time, the corporation’s Board of Directors approved either the business combination or the transaction in which the shareholder became an interested shareholder;

•              upon consummation of the transaction in which any person becomes an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding shares owned by specified employee stock ownership plans and persons who are both directors and officers of the corporation; or

•              at or subsequent to such time, the business combination is both approved by the Board of Directors and authorized at an annual or special meeting of shareholders, not by written consent, by the affirmative vote of at least 66-2/3% of the outstanding voting stock not owned by the interested shareholder.

A corporation may elect in its certificate of incorporation not to be governed by Section 203 of the DGCL. The Delaware Certificate does not contain this election.

Florida	Delaware
Florida Affiliated Transactions Statute
This Florida statute is very complex, but generally defines an “affiliated transaction” as a merger by a Florida corporation with an “interested shareholder,” a sale, lease or other disposition to the interested shareholder of assets of the corporation above a certain threshold including 5% or more of the fair market value of all of the assets of the corporation, or the issuance or transfer by the corporation of shares of its capital stock having a fair market value equal to 5% of the fair market value of all of the outstanding shares of the corporation to the interested shareholder, adoption of any plan for liquidation or dissolution involving the interested shareholder, any reclassification of securities, or any receipt by the interested shareholder of any loans, guarantees or other financial assistance. An interested shareholder is any person who is a beneficial owner of more than 10% of the outstanding voting shares of the corporation. Beneficial ownership is defined similarly to that defined by the SEC. Generally, the Florida statute requires approval of an affiliated transaction by two-thirds of the voting shares of the corporation other than the shares beneficially owned by the interested shareholder. The statute further provides that a majority of the disinterested directors may approve an affiliated transaction. Additionally, the statute regulates the amount of cash and other assets to be received by the corporation’s holders of voting securities. Finally, among other limitations, for a specified three-year period during which the interested shareholder has been an interested shareholder, he shall not have received any loans, guarantees or other financial assistance from the corporation.
Delaware does not have an affiliated transactions statute but has a business combination statute, described above. The Company believes that the

Dissenter’s Rights
Under the FBCA, shareholders may dissent from, and demand cash payment of, the fair value of their shares in the event of a number of corporate actions including but not limited to:

•              a merger or consolidation of the corporation, or

•              a sale or exchange of all or substantially all of a corporation’s assets, including a sale in dissolution.

Under the DGCL, appraisal rights may be available in connection with a statutory merger or consolidation in specified situations.

Appraisal rights are not available under the DGCL for the holders of shares of any class or series of stock which is listed:

•              on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or

Florida	Delaware
Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

•              listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

•              not so listed or designated, but has at least 2,000 shareholders (including beneficial owners who hold their shares in “street name” through brokers) and the outstanding shares of such class or series have a market value of at least $10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares.

It is uncertain whether our shareholders would have dissenters’ rights for specified transactions under Florida law because (i) there is no longer a “national market system” designation under Nasdaq and our Common Stock is listed on the NASDAQ Capital Market, which is now a national securities exchange, and (ii) while the market value of our stock presently exceeds $10 million, we believe that we have more than 2,000 beneficial owners of our stock, though the exact number of beneficial owners changes very often and very quickly.

•              held of record by more than 2,000 holders.

As a Delaware corporation, appraisal rights will be unavailable to our shareholders so long as our Common Stock is listed on the NASDAQ Capital Market, which is registered as a national securities exchange.

Florida	Delaware
Sequestration of Shares
The FBCA has no comparable provision.	The DGCL provides that the shares of any person in a Delaware corporation may be attached or “sequestered” for debts or other demands.

This proxy statement merely summarizes certain differences between the corporation laws of Florida and Delaware, the Florida articles of incorporation, the Florida bylaws, the Delaware Certificate and the Delaware Bylaws.

There are broad exclusions from certain provisions of the DGCL that may make those provisions inapplicable to us. The exclusions are for companies which are:

•	listed on a national securities exchange or included on the Nasdaq Global Market, or;

•	generally held of record by more than 2,000 shareholders.

These provisions are the business combination anti-takeover provision (Section 203) and appraisal rights (Section 262). Note that while Florida law provides dissenters’ rights whenever there are more than 2,000 shareholders (which includes persons whose stock is held through their brokers), Delaware refers only to record holders and excludes shareholders whose stock is held through their brokers. The Company currently has more than 2,000 shareholders, but less than 100 record owners.

Many provisions of the FBCA, the DGCL and these documents may be subject to differing interpretations, and the discussion offered herein may be incomplete in certain respects. As a result, the discussion contained in this proxy statement is not a substitute for direct reference to the FBCA, the DGCL and these documents or for professional interpretation of them.

Accounting Treatment

The reincorporation would be accounted for as a reverse merger under which, for accounting purposes, the Company would be considered the acquirer and the surviving corporation and SMF would be treated as the successor to the Company’s historical operations. Accordingly, the Company’s historical financial statements would be treated as the financial statements of SMF.

Dissenters’ (Appraisal) Rights

Appraisal rights are not available to the Company’s shareholders with respect to the reincorporation proposal.

Certain Federal Income Tax Consequences of Reincorporation

The Company intends the reincorporation to be a tax-free reorganization under the Internal Revenue Code. Assuming the reincorporation qualifies as a tax-free reorganization, the holders of the Company’s Common Stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the reincorporation, and neither will the Company or SMF. Each holder will have the same basis in the Company’s Common Stock received as a result of the reincorporation as that holder has in the corresponding Common Stock held at the time the reincorporation occurs.

This proxy statement only discusses U.S. federal income tax consequences and has done so only for general information. This proxy statement does not address all of the federal income tax consequences that may be relevant to particular shareholders based upon individual circumstances or to shareholders who are subject to special rules, such as, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This proxy does not address the tax consequences under state, local or foreign laws.

This discussion was based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this proxy statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

Effective Time

If the reincorporation is approved by the requisite vote of the holders of shares of the Company’s common stock, it is anticipated that the reincorporation will become effective as soon as practicable after the Annual Meeting of shareholders; however, the Merger Agreement may be terminated and abandoned by action of the Company’s Board of Directors at any time prior to the effective time of the reincorporation, whether before or after the approval by the shareholders, if the Board of Directors determines for any reason, in its sole judgment and discretion, that the consummation of the reincorporation would not be in the best interests of the shareholders.

In Proposal No. 2, the Company is proposing to change its name to SMF Energy Corporation irrespective of whether the shareholders approve the reincorporation of the Company as a Delaware corporation. If this Proposal No. 3 to reincorporate in Delaware is not approved by the shareholders but Proposal No. 2 to change the Company’s name is approved, the name change will be effected by an amendment to its existing Florida Articles of Incorporation. If this Proposal No. 3 to reincorporate in Delaware is approved by the shareholders but Proposal No. 2 to change the name is not approved, the Company will reincorporate in Delaware under its current name.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the shareholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

SHAREHOLDER PROPOSALS

Shareholders interested in presenting a proposal for consideration at our 2007 Annual Meeting of shareholders may do so by following the procedures prescribed in Rule 14a-8 promulgated by the Securities and Exchange Act of 1934, as amended, and our Bylaws. To be eligible for inclusion in our proxy statement and form of proxy relating to the meeting, shareholder proposals must be received by our Corporate Secretary no later than June 24, 2007. If the date of the 2007 Annual Meeting is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the 2006 Annual Meeting, any such proposals must be submitted no later than the close of business on the later of the 60th day prior to the 2007 Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements.

By Order of the Board of Directors LOUISE P. LUNGARO Secretary

Ft. Lauderdale, Florida
October 24, 2006

Appendix A

STREICHER MOBILE FUELING, INC.
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

as amended February 14, 2006

PURPOSE

The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Streicher Mobile Fueling, Inc. (the “Company”). This charter specifies the scope of authority and responsibility of the Committee. The primary function of the Committee is to assist the Board in fulfilling its oversight responsibilities, primarily through:

•	overseeing management’s conduct of the Company’s financial reporting process and systems of internal accounting and financial controls;

•	monitoring the independence and performance of the Company’s outside auditors; and

•	providing an avenue of communication among the outside auditors, management and the Board.

COMPOSITION

1. The Committee shall have at least three (3) members at all times, each of whom must be independent of management, as well the Company and each of its affiliates. A member of the Committee shall be considered independent if

(a) he or she is not an officer, director or employee of the Company;

(b) he or she does not receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or its affiliates other than in connection with serving on the Committee or as a member of the Board, except to the extent permitted by the rules of the Securities and Exchange Commission (“SEC”) and the Nasdaq Stock Market (“Nasdaq”);

(c) he or she was not, at anytime during the past three years, a partner or employee of the Company’s current or former outside auditor who worked on the Company’s audit during such three year period;

(d) he or she is not an “affiliated person” as defined by rules of the SEC and Nasdaq;

(e) he or she meets all other requirements for independence imposed by law, including but not limited to SEC and Nasdaq rules.

2. All members of the Committee shall have a practical knowledge of finance and accounting and be able to read and understand fundamental financial statements at the time of their respective appointments to the Committee. In addition, members may be required to participate in continuing education if required by SEC or Nasdaq rules.

3. At least one member of the Committee shall be a “financial expert” as defined by SEC and Nasdaq rules.

4. Each member of the Committee shall be appointed by the Board and shall serve until the earlier to occur of the date on which he or she shall be replaced by the Board, resigns from the Committee, or resigns from the Board.

MEETINGS

1. The Committee shall meet as frequently as circumstances dictate, but no less than four times annually. The Board of Directors shall appoint a chairperson of Committee. A majority of the members of the Committee shall constitute a quorum. The Committee shall maintain minutes or other records of meetings and activities of the Committee. Quarterly meetings shall include separate executive sessions with the outside auditor and with management.

2. The Committee shall, through its chairperson, report regularly to the Board following the meetings of the Committee concerning the activities and proceedings of the Committee. In this connection, the Committee may report to the Board concerning the quality of the Company’s financial statements, the performance and independence of the Company’s outside auditors, or any of the other matters described in this charter as within the Committee’s Responsibilities and Duties. For those matters in which the Committee has direct responsibility independent of the Board, such as the selection of auditors and the fees to be paid by the Company for audit and non-audit services, the Committee shall inform the Board of the actions taken by the Committee. For those matters in which the Committee has only indirect or advisory responsibility, the Committee shall make such recommendations to the Board for Board action as it deems appropriate under the circumstances.

RESPONSIBILITIES AND DUTIES

The Committee’s principal responsibility is one of oversight. The Company’s management is responsible for preparing the Company’s financial statements and the outside auditors are responsible for auditing and/or reviewing those financial statements. In carrying out these oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the outside auditors’ work.

The Committee’s specific responsibilities are as follows:

General

3. The Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Company shall have unrestricted access to members of management and other employees of the Company, as well as all information relevant to the carrying out of its responsibilities.

4. The Committee shall, with the assistance of management, the outside auditors and legal counsel, as the Committee deems appropriate, review and evaluate, at least annually, this charter. The Committee shall then report and make recommendations to the Board with respect to the changes, if any, which it believes are necessary or appropriate.

5. The current charter will be included in the proxy statement for the Company’s annual meetings of shareholders at least once every three years or as often as may otherwise be prescribed by SEC or Nasdaq rules.

6. The Committee shall prepare annual reports of the Committee for inclusion in the proxy statements for the Company’s annual meetings as required by SEC and Nasdaq rules.

7. The Committee shall, in addition to the performance of the duties described in this charter, undertake such additional responsibilities as from time to time may be:

(a) delegated to it by the Board;

(b) required by law, including but not limited to federal securities laws and SEC or Nasdaq rules; or

(c) deemed to be reasonably necessary, in the Committee’s discretion, in order to carry out the duties prescribed by this charter.

8. The Committee is empowered to retain, at the Company’s expense, independent counsel, accountants or others for such purposes as the Committee, in its sole discretion, determines to be appropriate to carry out its responsibilities.

Internal Controls and Risk Assessment

9. If and to the extent deemed appropriate by the Committee, it shall review, from time to time, with management and the outside auditors,:

(a) the effectiveness of or weaknesses in the Company’s internal controls, including computerized information system controls and security, the overall control environment and accounting and financial controls; and

(b) whether there is a need to institute an internal audit function at the Company.

10. The Committee shall obtain from the outside auditors their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and review the correction of controls deemed to be deficient.

11. If the Company institutes an internal audit function, the Committee shall review the appointment, performance and replacement of the senior internal auditing executive, and the activities, organizational structure and qualifications of the persons responsible for the internal audit function.

12. The Committee shall establish procedures for:

(a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

(b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

13. The Committee shall review major financial risk exposures and the guidelines and policies which management has put in place to govern the process of monitoring, controlling and reporting such exposures.

Outside Auditors; Their Performance and Independence

14. The outside auditors are ultimately accountable to the Board and the Committee, as the representatives of the shareholders of the Company, but shall report to the Committee. The Committee shall be directly responsible for the engagement and termination (subject, if applicable, to shareholder ratification), compensation and oversight of the work of any independent auditor engaged by the Company for the purpose of preparing or issuing an audit report or related work. The Committee shall select any such outside auditors, which selection the Board may , in its discretion, submit to the shareholders for their approval by a proxy statement.

15. The Committee shall:

(a) confer with the outside auditors concerning the scope of their examinations of the books and records of the Company and its subsidiaries;

(b) review the scope, plan and procedures to be used on the annual audit, as recommended by the outside auditors;

(c) review the results of the annual audits and interim financial reviews performed by the outside auditors, including:

(i) the outside auditors’ audit of the Company’s annual financial statements, accompanying footnotes and its report thereon;

(ii) any significant changes required in the outside auditors’ audit plans or scope;

(iii) any material differences or disputes with management encountered during the course of the audit (the Committee to be responsible for overseeing the resolution of such differences and disputes);

(iv) any material management letter comments and management’s responses to recommendations made by the outside auditors in connection with the audit;

(v) matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees), relating to the conduct of the audit;

(d) authorize the outside auditors to perform such supplemental reviews or audits as the Committee may deem desirable;

(e) obtain from the outside auditors assurance that they have complied with Section 10A, as amended, of the Securities Exchange Act of 1934.

16. The Committee shall inquire into any accounting adjustments that were noted or proposed by the outside auditors but were “passed” as immaterial or otherwise.

17. The Committee shall inquire as to any matters that were referred to the outside auditors’ national office relating to accounting policies and/or financial statement disclosure within the Company’s financial statements and, to the extent deemed appropriate, request an opportunity to address such issues directly with a representative of such national office.

18. The Committee shall, at least annually, obtain and review a report by the independent auditors’ describing:

(a) the outside auditors’ internal quality control procedures;

(b) any material issues raised by the most recent internal quality-control review or peer review of the outside auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the outside auditors, and any steps taken to deal with any such issues.

19. Pre-approval by the Committee shall be required with respect to the fees for all audit and other services performed by the outside auditors as negotiated by management.

20. If and to the extent that non-audit services are proposed to be rendered to the Company by the outside auditors and those non-audit services are permissible under law, including SEC and Nasdaq rules, the approval of the Committee must be obtained in advance of any engagement of the outside auditors to render such services. The Committee shall not approve the engagement of the outside auditors to render non-audit services prohibited by law or rules and regulations promulgated by the SEC. The Committee shall consider whether the provision of non-audit services is compatible with maintaining the outside auditors’ independence, including, but not limited to, the nature and scope of the specific non-audit services to be performed and whether the audit process would require the outside auditors to review any advice rendered by the outside auditors in connection with the provision of non-audit services. The Committee may delegate pre-approval authority to a member of the Committee or a subcommittee of the Committee. In such case, the member or subcommittee to whom such authority is delegated shall report any such approvals to the Committee at or prior to its next meeting.

21. The Committee shall receive from the outside auditors on a periodic basis a formal written statement delineating all relationships between the outside auditors and the Company, consistent with the Independence Standards Board, Standard No. 1, regarding relationships and services, which may impact the objectivity and independence of the outside auditors, and other applicable standards. The statement shall include a description of all services provided by the outside auditors and the related fees. The Committee shall actively engage in a dialogue with the outside auditors regarding any disclosed relationships or services that may impact the objectivity and independence of the outside auditors and shall evaluate, after gathering information from management, and other Board members, the performance of the outside auditors and shall take any action which it deems necessary and appropriate to satisfy itself of the independence of the outside auditors. The Committee may establish policies for the hiring of current or former employees or partners of the outside auditors.

22. The Committee shall require a rotation of the outside auditors’ lead audit partner no less than every five years.

Financial Reporting

23. The Committee shall review and discuss with the outside auditors and management the Company’s audited annual financial statements that are to be included in the Company’s annual report on Form 10-K and the outside auditors’ opinion with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application of such accounting principles; and determine whether to recommend to the Board that the financial statements be included in the Company’s annual report on Form 10-K for filing with the SEC.

24. The Committee shall review and discuss with the outside auditors and management, and require the outside auditors to review, the Company’s interim financial statements to be included in the Company’s quarterly reports on Form 10-Q prior to filing such reports with the SEC.

25. The Committee shall review and discuss:

(a) the existence of significant estimates and judgments underlying the financial statements, including the rationale behind those estimates as well as the details on material accruals and reserves and the Company’s accounting principles;

(b) all critical accounting policies identified to the Committee by the outside auditors;

(c) major changes to the Company’s accounting principles and practices, including those required by professional or regulatory pronouncements and actions, as brought to its attention by management and/or the outside auditors; and

(d) material questions of choice with respect to the appropriate accounting principles and practices to be used in the preparation of the Company’s financial statements, as brought to its attention by management and/or the outside auditors.

26. The Committee shall review and discuss the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in any annual or quarterly report, or other report or filing filed with the SEC.

27. The Committee shall review all earnings press releases of the Company, as well as financial information and earnings guidance, if any, provided by the Company to analysts and rating agencies.

28. Any transaction involving the Company and any related party in which the parties’ relationship could enable the negotiation of terms on other than an independent, arms’-length basis must be approved by the Committee.

29. The Committee shall discuss with the outside auditors any item not reported as a contingent liability or loss in the Company’s financial statements as a result of a determination that such item does not satisfy a materiality threshold. The Committee shall review with the outside auditors the quantitative and qualitative analysis applied in connection with such assessment of materiality, including, without limitation, the consistency of such assessment with the requirements of SEC Staff Accounting Bulletin No. 99.

30. The Committee shall review and consider other matters in relation to the financial affairs of the Company and its accounts, and in relation to any audit of the Company as the Committee may, in its discretion, determine to be advisable.

31. The Committee shall meet at least annually with management, the outside auditors and the inside auditors, if any, in separate executive sessions to discuss any matters that the Committee or such groups believes should be discussed privately.

Compliance with Laws, Regulations and Policies

32. The Committee shall review with management actions taken to ensure compliance with any code of ethics or conduct for the Company established by the Board. The Committee shall review conduct of executive officers and directors alleged to be in violation or potential violation of such code and, in appropriate instances, grant a waiver of the relevant provisions of the code for specific individuals. The Committee may direct the Company to take remedial, disciplinary or other measures against executive officers and directors who have violated the code and to promptly make appropriate public disclosure of any waiver of, or change in, the code applicable to executive officers or directors.

33. The Committee shall review with the Company’s legal counsel any legal compliance matters that could have a significant, adverse impact on the Company’s financial statements.

34. The Committee shall periodically review the rules promulgated by the SEC and Nasdaq relating to the qualifications, activities, responsibilities and duties of audit committees and shall take, or recommend that the Board take, appropriate action to comply with such rules.

Appendix B

CERTIFICATE OF INCORPORATION
OF
SMF ENERGY CORPORATION

ARTICLE 1
NAME

The name of the corporation is SMF Energy Corporation (the “Company”).

ARTICLE 2
REGISTERED AGENT

The address of the registered office of the Company in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

ARTICLE 3
PURPOSE

The purpose of the Company is to engage in any lawful act or activity for which a Corporation may be organized under the General Corporation Law of Delaware, as amended (the “DGCL”).

ARTICLE 4
CAPITAL STOCK

4.1 Common Stock.

(a) The total number of shares of common stock, par value $0.01 per share, that the Company is authorized to issue is one thousand (1,000).

(b) Each holder of common stock shall be entitled to one vote for each share of common stock held on all matters as to which holders of common stock shall be entitled to vote. Except for and subject to those preferences, rights, and privileges expressly granted to the holders of all classes of stock at the time outstanding having prior rights, and any series of preferred stock which may from time to time come into existence, and except as may be otherwise provided by the laws of the State of Delaware, the holders of common stock shall have exclusively all other rights of stockholders of the Company, including, but not limited to, (i) the right to receive dividends when, as and if declared by the Board of Directors out of assets lawfully available therefor, and (ii) in the event of any distribution of assets upon the dissolution and liquidation of the Company, the right to receive ratably and equally all of the assets of the Company remaining after the payment to the holders of preferred stock of the specific amounts, if any, which they are entitled to receive as may be provided herein or pursuant hereto.

4.2 Preferred Stock.

(a) The total number of shares of preferred stock, par value $0.01 per share, that the Company is authorized to issue is 100.

(b) The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of preferred stock in one or more series, with such voting powers, full or limited, or without voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, subject to the limitations prescribed by law and in accordance with the provisions hereof, including but not limited to the following:

(1) The designation of the series and the number of shares to constitute the series.

(2) The dividend rate of the series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock, and whether such dividends shall be cumulative or noncumulative.

(3) Whether the shares of the series shall be subject to redemption by the corporation and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption.

(4) The terms and amount of any sinking fund provided for the purchase or redemption of the shares of the series.

(5) Whether or not the shares of the series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of stock of the corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange.

(6) The extent, if any, to which the holders of the shares of the series shall be entitled to vote with respect to the election of directors or otherwise.

(7) The restrictions, if any, on the issue or reissue of any additional preferred stock.

(8) The rights of the holders of the shares of the series upon the dissolution, liquidation, or winding up of the Company.

ARTICLE 5
DIRECTORS

5.1 Authority, Number and Election of Directors. The affairs of the Company shall be conducted by the Board of Directors. The number of directors of the Company shall be fixed from time to time in the manner provided in the bylaws of the Company and may be increased or decreased from time to time in the manner provided in the bylaws; provided, however, that, except as otherwise provided in this Article 5, the number of directors shall not be less than one (1) or more than nine (9). Election of directors need not be by written ballot except and to the extent provided in the bylaws.

In the event the holders of any class or series of preferred stock shall be entitled, by a separate class vote, to elect directors as may be specified pursuant to Article 4, then the provisions of such class or series of stock with respect to their rights shall apply. The number of directors that may be elected by the holders of any such class or series of preferred stock shall be in addition to the number fixed pursuant to the preceding paragraph.

5.2 Removal. Subject to any rights of the holders of any series of preferred stock, or as may be otherwise limited under the DGCL, a director may be removed from office by the stockholders prior to the expiration of his or her term of office with or without cause.

5.3 Quorum. A quorum of the Board of Directors for the transaction of business shall not consist of less than a majority of the total number of directors, except as otherwise may be provided in this Certificate of Incorporation or in the bylaws with respect to filling vacancies.

5.4 Newly Created Directorships and Vacancies. Except as otherwise fixed pursuant to the rights of the holders of any class or series of preferred stock to elect directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, or by a sole remaining director, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the new directorship which was created or in which the vacancy occurred and until such director’s successor shall have been elected and qualified.

ARTICLE 6
BYLAWS

Except as otherwise provided in this Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, repeal, alter, amend and rescind any or all of the bylaws of the Company.

ARTICLE 7
STOCKHOLDERS

7.1 Meetings. Meetings of stockholders may be held within or without the State of Delaware, as determined by the Board of Directors. Each meeting of stockholders will be held on the date and at the time and place determined by the Board of Directors. Except as otherwise required by law and subject to the rights of the holders of any class or series of preferred stock, special meetings of the stockholders may be called only by the chairman of the board, the chief executive officer or any officer of the Company upon the written request of a majority of the Board of Directors.

7.2 No Action by Written Consent. Action required or permitted to be taken by stockholders at any annual or special meeting of stockholders may be taken only at such a meeting and not by written consent.

ARTICLE 8
VOTING REQUIREMENT

Notwithstanding any other provisions of this Certificate of Incorporation or of the bylaws (and notwithstanding the fact that a lesser percentage may be otherwise specified by law, this Certificate of Incorporation or the bylaws), the affirmative vote of the holders of not less than sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors (considered for this purpose as one class), shall be required to amend or repeal or adopt any provisions inconsistent with Articles 5, 8, 9 or 10 of this Certificate of Incorporation.

ARTICLE 9
LIABILITY OF OFFICERS AND DIRECTORS

9.1 General. A director of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as currently in effect or as the same may hereafter be amended.

9.2 Amendment. No amendment, modification or repeal of this Article 9 shall adversely affect any right or protection of a director that exists at the time of such amendment, modification or repeal.

ARTICLE 10
INDEMNIFICATION

10.1 General. The Company shall indemnify to the fullest extent permitted by and in the manner permissible under the DGCL, as amended from time to time (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment), any person made, or threatened to be made, a party to any threatened, pending or completed action, suit, or proceeding, whether criminal, civil, administrative, or investigative, by reason of the fact that such person (a) is or was a director or officer of the Company or any predecessor of the Company or (b) served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, employee or agent at the request of the Company or any predecessor of the Company; provided, however, that except as provided in Section 10.4, the Company shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized in advance by the Board of Directors.

10.2 Advancement of Expenses. The right to indemnification conferred in this Article 10 shall be a contract right and shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Company within twenty days after the receipt by the Company of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if and to the extent that the DGCL requires, that payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, to be made only after delivery to the Company of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined, by a final judicial decision from which there is no right of appeal, that such director or officer is not entitled to be indemnified under this Article 10 or otherwise, then no such payment will be made until an undertaking reasonably satisfactory to the Company has been so delivered.

10.3 Procedure for Indemnification. To obtain indemnification under this Article 10, a claimant shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the first sentence of this Section 10.3, a determination, if required by applicable law, with respect to the claimant's entitlement thereto shall be made as follows: (a) if requested by the claimant or if there are no Disinterested Directors (as hereinafter defined), by Independent Counsel (as hereinafter defined), or (b) by a majority vote of the Disinterested Directors, even though less than a quorum, or by a majority vote of a committee of Disinterested Directors designated by a majority vote of Disinterested Directors, even though less than a quorum. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within twenty days after such determination.

10.4 Certain Remedies. If a claim under Section 10.1 is not paid in full by the Company within thirty days after a written claim pursuant to Section 10.3 has been received by the Company, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the reasonable expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the Company) that the claimant has not met the standard of conduct which makes it permissible under the DGCL for the Company to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including its Board of Directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Company (including its Board of Directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct. No repeal or modification of this Article 10 shall in any diminish or adversely affect the rights of any present or former director or officer of the Company or any predecessor thereof hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

10.5 Binding Effect. If a determination shall have been made pursuant to Section 10.3 that the claimant is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to Section 10.4.

10.6 Validity of this Article. The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to Section 10.4 that the procedures and presumptions of this Article 10 are not valid, binding and enforceable and shall stipulate in such proceeding that the Company is bound by all the provisions of this Article 10.

10.7 Nonexclusivity and Effect of Modification. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article 10 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise. No repeal or modification of this Article 10 shall in any way diminish or adversely affect the rights of any present or former director or officer of the Company or any predecessor thereof hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

10.8 Insurance. The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the DGCL.

10.9 Indemnification of Other Persons. The Company may grant rights to indemnification, and rights to be paid by the Company the expenses incurred in defending any proceeding in advance of its final disposition, to any present or former employee or agent of the Company or any predecessor of the Company to the fullest extent of the provisions of this Article 10 with respect to the indemnification and advancement of expenses of directors and officers of the Company.

10.10 Severability. If any provision or provisions of this Article 10 shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article 10 (including, without limitation, each portion of any paragraph of this Article 10 containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Article 10 (including, without limitation, each such portion of any paragraph of this Article 10 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

10.11 Certain Definitions. For purposes of this Article 10:

(a) “Disinterested Director” means a director of the Company who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

(b) “Independent Counsel” means a law firm, a member of a law firm, or an independent practitioner that is experienced in matters of corporation law and shall include any such person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Company or the claimant in an action to determine the claimant’s rights under this Article 10. Independent Counsel shall be selected by the Board of Directors.

ARTICLE 11
AMENDMENTS

Subject to Article 8, the Company reserves the right to alter, amend, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

ARTICLE 12
INITIAL DIRECTORS

12.1 Incorporator. The name and mailing address of the incorporator is S. Lee Terry, Jr., c/o Davis Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, Colorado 80202. Immediately upon filing of this certificate, the powers of the incorporator shall cease.

12.2 Initial Director. The names of the initial directors are Richard E. Gathright, Robert S. Picow and Michael S. Shore. The mailing address for each of the initial directors is c/o SMF Energy Corporation, 200 West Cypress Creek Road, Suite 400, Fort Lauderdale, Florida 33309.

IN WITNESS WHEREOF, I, the undersigned, being the incorporator hereinbefore named, do hereby further certify that the facts hereinabove stated are truly set forth and, accordingly, I have hereunto set my hand this 6th day of October, 2006.

/s/ S. Lee Terry, Jr. S. Lee Terry, Jr. Incorporator

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
SMF ENERGY CORPORATION

SMF Energy Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of such corporation, by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of such corporation:

RESOLVED, that the Certificate of Incorporation of SMF Energy Corporation be amended by changing Article 4 thereof so that, as amended, such Article shall be and read as follows:

ARTICLE 4
CAPITAL STOCK

4.1 Common Stock.

(a) The total number of shares of common stock, par value $0.01 per share, that the Company is authorized to issue is fifty million (50,000,000).

(b) Each holder of common stock shall be entitled to one vote for each share of common stock held on all matters as to which holders of common stock shall be entitled to vote. Except for and subject to those preferences, rights, and privileges expressly granted to the holders of all classes of stock at the time outstanding having prior rights, and any series of preferred stock which may from time to time come into existence, and except as may be otherwise provided by the laws of the State of Delaware, the holders of common stock shall have exclusively all other rights of stockholders of the Company, including, but not limited to, (i) the right to receive dividends when, as and if declared by the Board of Directors out of assets lawfully available therefor, and (ii) in the event of any distribution of assets upon the dissolution and liquidation of the Company, the right to receive ratably and equally all of the assets of the Company remaining after the payment to the holders of preferred stock of the specific amounts, if any, which they are entitled to receive as may be provided herein or pursuant hereto.

4.2 Preferred Stock.

(a) The total number of shares of preferred stock, par value $0.01 per share, that the Company is authorized to issue is 1,000,000.

(b) The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of preferred stock in one or more series, with such voting powers, full or limited, or without voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, subject to the limitations prescribed by law and in accordance with the provisions hereof, including but not limited to the following:

(1) The designation of the series and the number of shares to constitute the series.

(2) The dividend rate of the series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock, and whether such dividends shall be cumulative or noncumulative.

(3) Whether the shares of the series shall be subject to redemption by the corporation and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption.

(4) The terms and amount of any sinking fund provided for the purchase or redemption of the shares of the series.

(5) Whether or not the shares of the series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of stock of the corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange.

(6) The extent, if any, to which the holders of the shares of the series shall be entitled to vote with respect to the election of directors or otherwise.

(7) The restrictions, if any, on the issue or reissue of any additional preferred stock.

(8) The rights of the holders of the shares of the series upon the dissolution, liquidation, or winding up of the Company.

SECOND: That in lieu of a meeting and vote of stockholders, the sole stockholder has given unanimous written consent to such amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD: That such amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, SMF Energy Corporation has caused this certificate to be signed by Richard E. Gathright, its President, this ______ day of December, 2006.

SMF ENERGY CORPORATION

By:
Richard E. Gathright, President and
Chief Executive Officer

Appendix C

AGREEMENT OF MERGER AND
PLAN OF MERGER AND REORGANIZATION

THIS AGREEMENT OF MERGER AND PLAN OF MERGER AND REORGANIZATION entered into as of the _____ day of December, 2006, by and between STREICHER MOBILE FUELING, INC., a Florida corporation (“Streicher”), and SMF ENERGY CORPORATION, a Delaware corporation (“SMF”).

WHEREAS, the Board of Directors of Streicher and SMF have resolved that Streicher be merged, pursuant to the Florida Business Corporation Act (“FBCA”) and Delaware General Corporation Law (“DGCL”), into a single corporation existing under the laws of the State of Delaware, to wit, SMF, which shall be the surviving corporation (such corporation in its capacity as such surviving corporation being sometimes referred to herein as the “Surviving Corporation”);

NOW, THEREFORE, in consideration of the covenants and agreements herein made, and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged by the parties hereto, the parties agree as follows:

1. Merger. Streicher shall be, at the Effective Date (as hereinafter defined), merged (hereinafter called “Merger”) into SMF, which shall be the Surviving Corporation, and the parties hereto adopt and agree to the following agreements, terms, and conditions relating to the Merger and the mode of carrying the same into effect

2. Filings; Effects of Merger.

2.1 Approval by Shareholders of Streicher. This Agreement has been approved by the shareholders of Streicher in the manner provided by the applicable laws of the State of Florida.

2.2 Filing of Articles of Merger; Effective Date. If (a) this Agreement is adopted by the shareholders of Streicher, and (b) this Agreement is not thereafter, and has not theretofore been, terminated or abandoned as permitted by the provisions hereof, then duly authorized officers of the respective parties shall make and execute Articles of Merger and a Certificate of Merger and shall cause such documents to be filed with the State of Florida and the State of Delaware, respectively, in accordance with the laws of the States of Florida and Delaware. The Merger shall become effective on the date on which the Merger becomes effective under the laws of Florida or the date on which the Merger becomes effective under the laws of Delaware, whichever occurs later, which date is herein referred to as the “Effective Date.”

2.3 Certain Effects of Merger. On the Effective Date, the separate existence of Streicher shall cease, and Streicher shall be merged into SMF which, as the Surviving Corporation, shall possess all the rights, privileges, powers, and franchises, of a public as well as of a private nature, and be subject to all the restrictions, disabilities, duties and liabilities of Streicher; and all and singular, the rights, privileges, powers, and franchises of Streicher, and all property, real, personal, and mixed, and all debts due to Streicher on whatever account, as well as stock subscriptions, liens and all other things in action or belonging to Streicher, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers, and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of Streicher, and the title to any real estate vested by deed or otherwise, under the laws of Florida or any other jurisdiction, shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of Streicher shall be preserved, unimpaired, and all debts, liabilities, and duties of Streicher shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities, and duties had been incurred or contracted by it. At any time, or from time to time, after the Effective Date, the last acting officers of Streicher or the corresponding officers of the Surviving Corporation, may, in the name of Streicher execute and deliver all such proper deeds, assignments, and other instruments and take or cause to be taken all such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest, perfect, or confirm in the Surviving Corporation title to and possession of all Streicher’s property, rights, privileges, powers, franchises, immunities, and interests and otherwise to carry out the purposes of this Agreement.

3. Name of Surviving Corporation; Certificate of Incorporation; Bylaws; Directors; Officers.

3.1 Name of Surviving Corporation. The name of the Surviving Corporation from and after the Effective Date shall be SMF Energy Corporation.

3.2 Certificate of Incorporation. The Certificate of Incorporation of SMF in effect on the date hereof shall from and after the Effective Date be, and continue to be, the Certificate of Incorporation of the Surviving Corporation until changed or amended as provided by law.

3.3 Bylaws. The Bylaws of SMF, as in effect immediately before the Effective Date, shall from and after the Effective Date be, and continue to be, the Bylaws of the Surviving Corporation until amended as provided therein.

3.4 Directors and Officers. At the Effective Date of the Merger, the members of the board of directors, the board committees, and the officers of Streicher in office at the Effective Date of the Merger shall become the members of the board of directors, board committees and the officers, respectively, of the Surviving Corporation, each of such directors, committee members and officers to hold office, subject to the applicable provisions of the Certificate of Incorporation and Bylaws of the Surviving Corporation and the DGCL, until his or her successor is duly elected or appointed and qualified.

4. Status and Conversion of Securities. The manner and basis of converting the shares of the capital stock of Streicher and the nature and amount of securities of SMF which the holders of shares of Streicher common stock are to receive in exchange for such shares are as follows:

4.1 Streicher Common Stock. Each one share of Streicher common stock which shall be issued and outstanding immediately before the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted at the Effective Date into one fully paid share of SMF common stock, and outstanding certificates representing shares of Streicher common stock shall thereafter represent shares of SMF common stock. Such certificates may, but need not be, exchanged by the holders thereof after the Merger becomes effective for new certificates for the appropriate number of shares bearing the name of the Surviving Corporation.

4.2 Options. Each option to acquire shares of Streicher’s common stock outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an equivalent option to acquire, upon the same terms and conditions, the number of shares of the Surviving Corporation’s common stock, which is equal to the number of shares of Streicher’s common stock that the optionee would have received had the optionee exercised such option in full immediately prior to the Effective Date of the Merger (whether or not such option was then exercisable) and the exercise price per share under each of said options shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger, unless otherwise provided in the instrument granting such option.

4.3 Other Rights. Any other right, including warrants, by contract or otherwise, to acquire shares of Streicher’s common stock outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a right to acquire, upon the same terms and conditions, the number of shares of the Surviving Corporation’s common stock which is equal to the number of shares of Streicher’s common stock that the right holder would have received had the right holder exercised such right in full immediately prior to the Effective Date of the Merger (whether or not such right was then exercisable) and the exercise price per share under each of said rights shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger, unless otherwise provided in the agreement granting such right.

5. Abandonment of Merger. At any time before the Effective Date of the Merger and before after filing the Certificate of Merger or Articles of Merger, this Agreement of Merger and Plan of Merger and Reorganization may be terminated and the Merger abandoned by the shareholders of Streicher.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto on the date first above written.

STREICHER MOBILE FUELING, INC., a Florida corporation

By:
Richard E. Gathright, President and Chief
Executive Officer

SMF ENERGY CORPORATION, a Delaware corporation

By:
Richard E. Gathright, President and Chief
Executive Officer

Appendix D

BYLAWS
OF
SMF ENERGY CORPORATION

Adopted October 6, 2006

ARTICLE 1
OFFICES

The registered office of SMF Energy Corporation (the “Company”) in the State of Delaware will be as provided for in the Certificate of Incorporation of the Company, as amended (the “Certificate of Incorporation”). The Company will have offices at such other places as the Board of Directors may from time to time determine.

ARTICLE 2
STOCKHOLDERS

2.1 Annual Meetings. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting will be held on the date and at the time and place fixed, from time to time, by resolution of the Board of Directors.

2.2 Special Meetings. Except as otherwise required by law, special meetings of stockholders may be called only by those persons specified in the Certificate of Incorporation.

2.3 Notice of Meeting. Written notice stating the place, date and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, will be given not less than ten nor more than sixty days before the date of the meeting, except as otherwise required by law or the Certificate of Incorporation, either personally or by mail, electronic mail, prepaid telegram, telex, facsimile transmission, cablegram or overnight courier, to each stockholder of record entitled to vote at such meeting. If mailed, such notice will be deemed to be given when deposited in the United States mail, postage prepaid, addressed to the stockholder at the stockholder’s address as it appears on the stock records of the Company.

2.4 Waiver. Attendance of a stockholder of the Company, either in person or by proxy, at any meeting, whether annual or special, will constitute a waiver of notice of such meeting, except where a stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A written waiver of notice of any such meeting signed by a stockholder or stockholders entitled to such notice, whether before, at or after the time for notice or the time of the meeting, will be equivalent to notice. Neither the business to be transacted at, nor the purposes of, any meeting need be specified in any written waiver of notice.

2.5 Notice of Business to be Transacted at Meetings of Stockholders. No business may be transacted at any meeting of stockholders, including the nomination or election of persons to the Board of Directors, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof) with respect to an annual meeting or a special meeting called by any of the persons specified in Section 7.1 of the Certificate of Incorporation, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the meeting by any stockholder of the Corporation (1) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.5 and on the record date for the determination of stockholders entitled to vote at such meeting and (2) who complies with the notice procedures set forth in this Section 2.5. In addition to any other applicable requirements, for business to be properly brought before a meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

(a) To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety days nor more than one hundred twenty days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty days before or more than sixty days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than on the one hundred twentieth day prior to such annual meeting and not later than the later of the ninetieth day prior to such annual meeting or the tenth day following the earlier of (i) the day on which notice of the meeting was mailed or (ii) the date public announcement of the date of such meeting is first made by the Corporation . In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of stockholder’s notice as described above.

(b) To be in proper written form, a stockholder’s notice to the Secretary regarding any business other than nominations of persons for election to the Board of Directors must set forth as to each matter such stockholder proposes to bring before the annual meeting, (i) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Bylaws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the meeting to bring such business before the meeting.

(c) To be in proper written form, a stockholder’s notice to the Secretary regarding nominations of persons for election to the Board of Directors must set forth (a) as to each proposed nominee, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the nominee and (iv) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice, (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

(d) No business shall be conducted at any meeting of stockholders, and no person nominated by a stockholder shall be eligible for election as a director, unless proper notice was given with respect to the proposed action in compliance with the procedures set forth in this Section 2.5. Determinations of the chairman of the meeting as to whether those procedures were complied with in a particular case shall be final and binding.

2.6 Quorum. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, the holders of not less than one-third of the shares entitled to vote at any meeting of the stockholders, present in person or by proxy, will constitute a quorum. If a quorum is not present at any meeting, the chairman of the meeting may adjourn the meeting from time to time, without notice if the time and place are announced at the meeting, until a quorum will be present. At such adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the original meeting. If the adjournment is for more than thirty days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.

2.7 Procedure. The order of business and all other matters of procedure at every meeting of the stockholders may be determined by the chairman of the meeting. The chairman of any meeting of the stockholders shall be the chairman of the Board of Directors or, in his or her absence, the most senior officer of the Company present at the meeting.

2.8 Conduct of the Meeting. At each meeting of stockholders, the presiding officer of the meeting shall fix and announce the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at the meeting and shall determine the order of business and all other matters of procedure. The Board of Directors may adopt by resolution such rules, regulations and procedures for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with any such rules and regulations adopted by the Board of Directors, the presiding officer of the meeting shall have the right and authority to convene and to adjourn the meeting and to establish rules, regulations, and procedures, which need not be in writing, for the conduct of the meeting and to maintain order and safety. Without limiting the foregoing, he or she may:

(a) restrict attendance at any time to bona fide stockholders of record and their proxies and other persons in attendance at the invitation of the presiding officer or Board of Directors;

(b) place restrictions on entry to the meeting after the time fixed for the commencement thereof;

(c) restrict dissemination of solicitation materials and use of audio or visual recording devices at the meeting;

(d) adjourn the meeting without a vote of the stockholders, whether or not there is a quorum present; and

(e) make rules governing speeches and debate, including time limits and access to microphones.

The presiding officer of the meeting shall act in his or her absolute discretion and his or her rulings shall not be subject to appeal.

ARTICLE 3
DIRECTORS

3.1 Number. Subject to the provisions of the Certificate of Incorporation, the number of directors will be fixed from time to time exclusively by resolutions adopted by the Board of Directors.

3.2 Regular Meetings. The Board of Directors shall meet immediately after, and at the same place as, the annual meeting of the stockholders, provided a quorum is present, and no notice of such meeting will be necessary in order to legally constitute the meeting. Regular meetings of the Board of Directors will be held at such times and places as the Board of Directors may from time to time determine.

3.3 Special Meetings. Special meetings of the Board of Directors may be called at any time, at any place and for any purpose by the chairman of the board, the chief executive officer, or by a majority of the Board of Directors.

3.4 Notice of Meetings. Notice of regular meetings of the Board of Directors need not be given. Notice of every special meeting of the Board of Directors will be given to each director at his usual place of business or at such other address as will have been furnished by him for such purpose. Such notice will be properly and timely given if it is (a) deposited in the United States mail not later than the third calendar day preceding the date of the meeting or (b) personally delivered, telegraphed, sent by facsimile transmission or communicated by telephone at least twenty-four hours before the time of the meeting. Such notice need not include a statement of the business to be transacted at, or the purpose of, any such meeting.

3.5 Waiver. Attendance of a director at a meeting of the Board of Directors will constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A written waiver of notice signed by a director or directors entitled to such notice, whether before, at, or after the time for notice or the time of the meeting, will be equivalent to the giving of such notice.

3.6 Quorum. Except as may be otherwise provided by law, the Certificate of Incorporation or these Bylaws, the presence of a majority of the directors then in office will be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the act of a majority of the directors present at a meeting at which a quorum is present will be deemed the act of the Board of Directors. Less than a quorum may adjourn any meeting of the Board of Directors from time to time without notice.

3.7 Participation in Meetings by Telephone. Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation will constitute presence in person at such meeting.

3.8 Action Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the board or committee. Any such consent may be in counterparts and will be effective on the date of the last signature thereon unless otherwise provided therein.

3.9 Fees and Compensation of Directors. Unless otherwise provided by the Certificate of Incorporation, or these Bylaws, the Board of Directors, by resolution or resolutions may, fix the compensation of directors. The directors may be reimbursed for their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as a director. Nothing contained in these Bylaws shall preclude any director from serving the Company in any other capacity and receiving compensation therefore. Members of special or standing committees may be allowed like compensation for attending committee meetings.

ARTICLE 4
COMMITTEES

4.1 Designation of Committees. The Board of Directors may establish committees for the performance of delegated or designated functions to the extent permitted by law, each committee to consist of one or more directors of the Company. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of such absent or disqualified member.

4.2 Committee Powers and Authority. Except to the extent otherwise required by law, the Board of Directors may provide, by resolution or by amendment to these Bylaws, that a committee may exercise all or any portion of the power and authority of the Board of Directors in the management of the business and affairs of the Company.

ARTICLE 5
OFFICERS

5.1 Number. The officers of the Company shall be a President, a Chief Executive Officer, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors.

5.2 Additional Officers. Such additional officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors. Any two or more offices may be held by the same person, except the offices of President and Secretary.

5.3 Term of Office. The officers will be elected annually by the Board of Directors at the first meeting of the Board of Directors held after the annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as practicable.

5.4 Removal. Any officer or agent may be removed by the Board of Directors whenever in its best judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

5.5 Vacancies. Any vacancy occurring in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

5.6 Duties. The officers of the Company will perform the duties and exercise the powers as may be assigned to them from time to time by the Board of Directors, the President and/or the Chief Executive Officer.

ARTICLE 6
CAPITAL STOCK

6.1 Certificates. The shares of capital stock of the Company shall be represented by certificates, unless the Board of Directors provides by resolution or resolutions that some or all of the shares of any class or classes, or series thereof, of the Company’s capital stock shall be uncertificated. Notwithstanding the adoption of any such resolution or resolutions by the Board of Directors providing for uncertificated shares, to the extent required by law, every holder of capital stock of the Company represented by certificates, and upon request, every holder of uncertificated shares, shall be entitled to a certificate representing such shares. Certificates for shares of stock of the Company shall be issued under the seal of the Company, or a facsimile thereof, and shall be numbered and shall be entered in the books of the Company as they are issued. Each certificate shall bear a serial number, shall exhibit the holders’ name and the number of shares evidenced thereby, and shall be signed by the chairman of the Board or a vice chairman, if any, or the president, if any, or any vice president, and by the Secretary. Any or all of the signatures on the certificate may be a facsimile. If any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, the certificate may be issued by the Company with the same effect as if such person or entity were such officer, transfer agent or registrar at the date of issue.

6.2 Registered Stockholders. The Company will be entitled to treat the holder of record of any share or shares of stock of the Company as the holder in fact thereof and, accordingly, will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it has actual or other notice thereof, except as provided by law.

6.3 Cancellation of Certificates. All certificates surrendered to the Company will be canceled and, except in the case of lost, stolen or destroyed certificates, no new certificates will be issued until the former certificate or certificates for the same number of shares of the same class of stock have been surrendered and canceled.

6.4 Lost, Stolen, or Destroyed Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Company alleged to have been lost, stolen, or destroyed upon the making of an affidavit of that fact in a form acceptable to the Board of Directors by the person claiming the certificate or certificates to be lost, stolen or destroyed. In its discretion, and as a condition precedent to the issuance of any such new certificate or certificates, the Board of Directors may require that the owner of such lost, stolen or destroyed certificate or certificates, or such person’s legal representative, give the Company and its transfer agent or agents, registrar or registrars a bond in such form and amount as the Board of Directors may direct as indemnity against any claim that may be made against the Company and its transfer agent or agents, registrar or registrars on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate.

6.5 Transfers. Transfers of stock of the Company shall be made on the books of the Company only upon surrender to the Company of a certificate (if any) for the shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer; provided, however, that such succession, assignment or transfer is not prohibited by the Certificate of Incorporation, these Bylaws, applicable law, or contract. Thereupon, the Company shall issue a new certificate (if requested) to the person entitled thereto, cancel the old certificate (if any), and record the transaction upon its books. The Board of Directors may appoint and remove transfer agents and registrars of transfers, and may require all stock certificates to bear the signature of any such transfer agent and/or any such registrar of transfers.

ARTICLE 7
FISCAL YEAR

7.1 Fiscal Year. The Company’s fiscal year will end on the 30th of June of each year.

ARTICLE 8
AMENDMENTS

8.1 Amendments. Subject to the laws of the State of Delaware, the Certificate of Incorporation and these Bylaws, the Board of Directors may amend these Bylaws or enact such other Bylaws as in their judgment may be advisable for the regulation of the conduct of the affairs of the Company.

STREICHER MOBILE FUELING, INC

This Proxy is Solicited on Behalf of the Board of Directors
For The Annual Meeting of Shareholders on December 8, 2006

The undersigned hereby appoints Richard E. Gathright and Michael S. Shore, and each of them as proxies, each with full power of substitution and authorizes them to represent and to vote as designated on the reverse side of this form, all the shares of Common Stock of Streicher Mobile Fueling, Inc. held of record by the undersigned on October 20, 2006, at the Annual Meeting Shareholders to be held on December 8, 2006, at 9:00 a.m. local time at The Westin Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida, or any adjournment or postponement of such meeting.

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED HEREIN.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

STREICHER MOBILE FUELING, INC.

December 8, 2006

Please date, sign and mail your
proxy card in the envelope provided as soon as possible!

ê Please detach along perforated line and mail in the envelope provided ê

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR ALL OF THE PROPOSALS.
Please Mark Your Vote In Blue Or Black As Shown Here ☒

1. ELECTION OF DIRECTORS:

☐	FOR ALL NOMINEES	O WENDELL R. BEARD O RICHARD E. GATHRIGHT

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O STEPHEN R. GOLDBERG O LARRY S. MULKEY O C. RODNEY O’CONNOR

☐	FOR ALL EXCEPT (See instructions below)	O ROBERT S. PICOW O NAT MOORE

INSTRUCTION: To withhold authority to vote for any for any individual nominee(s), mark “FOR ALL EXCEPT” and in the circle next to each nominee you wish to withhold, as shown here. O on the space provided below.)

2.	APPROVE A CHANGE OF THE COMPANY’S NAME TO SMF ENERGY CORPORATION
☐ FOR   ☐ AGAINST

3.	APPROVE THE MERGER OF THE COMPANY WITH AND INTO ITS WHOLLY-OWNED DELAWARE SUBSIDIARY, SMF ENERGY CORPORATION, FOR THE SOLE PURPOSE OF CHANGING THE COMPANY’S STATE OF DOMICILE
☐ FOR   ☐ AGAINST

4.	IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED WITHIN THE UNITED STATES.

_______________________                     ________________________     Dated: ______________________, 2006
(SIGNATURE)                                                   (SIGNATURE, IF HELD JOINTLY)

NOTE:
Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.